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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08413

     Evergreen Equity Trust
_____________________________________________________________
(Exact name of registrant as specified in charter)

     200 Berkeley Street Boston, Massachusetts 02116
_____________________________________________________________
(Address of principal executive offices) (Zip code)

     Michael H. Koonce, Esq. 200 Berkeley Street Boston, Massachusetts 02116
____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for four of its series, Evergreen Asset Allocation Fund, Evergreen Envision Growth & Income Fund, Evergreen Envision Growth Fund, and Evergreen Envision Income Fund for the year ended December 31, 2007. These four series have a December 31, fiscal year end.

Date of reporting period: December 31, 2007

Item 1 - Reports to Stockholders.

Annual Report for Asset Allocation Trust and Evergreen Asset Allocation Fund

Evergreen

ASSET ALLOCATION TRUST
EVERGREEN ASSET ALLOCATION FUND

Annual Report
as of December 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
7	ABOUT YOUR FUND’S EXPENSES
ASSET ALLOCATION TRUST
9	FINANCIAL HIGHLIGHTS
10	SCHEDULE OF INVESTMENTS
12	STATEMENT OF ASSETS AND LIABILITIES
13	STATEMENT OF OPERATIONS
14	STATEMENTS OF CHANGES IN NET ASSETS
15	NOTES TO FINANCIAL STATEMENTS
20	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
21	ADDITIONAL INFORMATION
EVERGREEN ASSET ALLOCATION FUND
23	FINANCIAL HIGHLIGHTS
28	STATEMENT OF ASSETS AND LIABILITIES
29	STATEMENT OF OPERATIONS
30	STATEMENTS OF CHANGES IN NET ASSETS
32	NOTES TO FINANCIAL STATEMENTS
37	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
38	ADDITIONAL INFORMATION
44	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund and Asset Allocation Trust will file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the proxy voting policies and procedures for the fund and Asset Allocation Trust, as well as information regarding how they voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS
February 2008

Dennis H. Ferro
President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Asset Allocation Trust and Evergreen Asset Allocation Fund for the twelve-month period ended December 31, 2007.

Investors in the domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. During the first half of the fiscal year, stocks staged a vigorous rally, riding the momentum of an expanding economy and growing corporate profits. The second half of the year, however, presented a much different scenario as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. These fears led to increasing volatility in the equity market as investors scrutinized each new economic report for any evidence of a deceleration in the economy’s expansion or a slowing of corporate profit growth. In this unstable environment, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest yet positive results for the twelve-month period, although many indexes posted negative results in the fourth quarter and some value benchmarks were negative for the year. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. As corporate bonds

LETTER TO SHAREHOLDERS continued

and many asset-backed securities fell out of favor, the yield spreads between Treasuries and lower-rated securities widened.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. The backdrop changed in the final six months, however. While Gross Domestic Product grew by approximately 2.5% in 2007, growth slowed to an annual rate of 0.6% in the fourth quarter. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined in the third quarter of the year and were expected to fall again in the final quarter. Massive write-downs of assets by major corporations, most notably in the Financials sector, were a principal factor contributing to the slowing of profit growth. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board (the “Fed”) began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of 2007. The Fed acted even more forcefully during the first month of 2008, cutting another 1.25 percentage points off the influential target rate in two separate actions within just eight days of each other. The White House and Congress, meanwhile, prepared a potential fiscal package to re-invigorate the economy through tax cuts and other fiscal actions.

During the twelve-month period, portfolio managers of Evergreen’s fund-of-funds strategies maintained asset allocations consistent with each fund’s objective and discipline. The manager of Asset Allocation Trust, for example, adjusted weightings among equity and fixed income strategies based on an assessment of relative values and opportunities in markets throughout the world. Evergreen Envision Growth and Income Fund pursued a moderate strategy, balancing investments in domestic equity and fixed income markets. In contrast, Evergreen Envision Growth Fund focused principally on domestic equities, with some fixed income exposure, while Evergreen Envision Income

LETTER TO SHAREHOLDERS continued

Fund emphasized opportunities in the domestic fixed income markets, with some allocations to equities.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

FUND AT A GLANCE
(Evergreen Asset Allocation Fund)
as of December 31, 2007

MANAGEMENT TEAM
Investment Advisor:
• Evergreen Investment Management Company, LLC

Portfolio Manager1:
• Ben Inker, CFA

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style boxes are based on a portfolio date as of 12/31/2007 and the fund’s investment in Asset Allocation Trust.

Each style box is representative of the investments in Asset Allocation Trust.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 7/29/1996
	Class A	Class B	Class C	Class I	Class R
Class inception date	7/29/1996	10/3/2002	10/3/2002	10/3/2002	10/10/2003

Nasdaq symbol	EAAFX	EABFX	EACFX	EAIFX	EAXFX

Average annual return*

1-year with sales charge	0.96%	1.33%	5.29%	N/A	N/A

1-year w/o sales charge	7.09%	6.33%	6.29%	7.29%	6.83%

5-year	11.14%	11.47%	11.70%	12.80%	12.30%

10-year	7.66%	7.54%	7.54%	8.59%	8.09%

Maximum sales charge	5.75%	5.00%	1.00%	N/A	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. Please call 1.800.847.5397 for the most recent month-end performance information for Class R. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance for Classes A, B, C, I and R prior to 10/3/2002 is based on the performance of Class III of the fund’s predecessor fund, GMO Global Balanced Allocation Fund. Prior to 10/3/2002, returns have been adjusted downward to reflect the Evergreen fund’s higher direct fund operating expenses including 12b-1 fees in effect at its inception. These fees were 1.06% for Class A, 1.81% for Classes B and C, 0.81% for Class I and 1.31% for Class R. 12b-1 fees are 0.30% for Class A, 0.50% for Class R and 1.00% for Classes B and C. Class I does not and Class III of the predecessor fund did not pay a 12b-1 fee. Historical performance for Class R from 10/3/2002 to 10/10/2003 is based on the performance of Class A and has not been adjusted to reflect the effect of the 12b-1 fee for Class R. If these fees had been reflected, returns for Class R would have been lower.

The advisor is reimbursing a portion of the 12b-1 fee for Class A. Had the fee not been reimbursed, returns for Class A would have been lower. Returns reflect expense limits previously in effect for all classes, without which returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Asset Allocation Fund Class A shares versus a similar investment in the GMO Global Balanced Index^ (GMOGBI), the Lehman Brothers Aggregate Bond Index (LBABI), the Morgan Stanley Capital International All Country World Index (MSCI ACWI) and the Consumer Price Index (CPI).

The GMOGBI, the LBABI and the MSCI ACWI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 The fund invests all of its assets directly in Asset Allocation Trust, a mutual fund managed by Grantham, Mayo, Van Otterloo & Co. LLC. Day-to-day management of Asset Allocation Trust is performed by Ben Inker.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 7.09% for the twelve-month period ended December 31, 2007, excluding any applicable sales charges. During the same period, the GMOGBI returned 9.43%, the LBABI returned 6.97% and the MSCI ACWI returned 11.66% .

The fund’s objective is to seek total return.

Investment Process
During the 2007 fiscal year, problems in the U.S. subprime mortgage market and concerns about a global decline in economic growth led to wide swings in both the equity and fixed income markets. Despite the volatility, both markets ended the period with positive returns. In the equity markets, we saw some significant changes from previous years, as returns on growth stocks beat value stocks; large capitalization equities performed better than their smaller-capitalization counterparts; and for the first time in years, higher-quality securities outperformed lower-quality securities.

We used a wide variety of funds in managing the fund, positioning the portfolio more defensively by underweighting equities and increasing fixed income holdings. In U.S. equities, we favored GMO U.S. Core Equity Fund and GMO U.S. Quality Equity Fund. While we had a significant underweight to U.S. equities, we increased the fund’s exposure to GMO U.S. Quality Equity Fund in several stages, bringing up the aggregate weight to 14% by year-end. This accounted for approximately 85% of the fund’s total U.S. equity exposure.

Contributors to performance
Overall, the overweight to fixed income investments was a modest help to performance, as Treasury Inflation Protected Securities (TIPS) produced strong returns, rising 11% and significantly outpacing U.S. equities. The overweight to U.S. quality investments also helped slightly, as this group did better than the S&P 500 by 0.5% . GMO Alpha Only Fund also performed well, as it outpaced its cash benchmark by 2.9% .

In equities, for much of the year an overweight to the international markets aided performance, as non-U.S. equities consistently outperformed U.S. equities, particularly in the emerging markets. In the Europe, Australasia and Far East markets, we focused on GMO International Intrinsic Value Fund, GMO

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

Class R shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the underlying funds and the buying and selling of bonds by the underlying funds. Bond funds have the same inflation, interest rate and credit risks as the individual bonds held by the underlying funds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

Because the fund invests primarily in other mutual funds, the fund will incur fees and expenses indirectly as a shareholder of the underlying funds.

For more information regarding the expenses of the underlying funds, see the fund’s prospectus.

^ The GMOGBI is a composite benchmark computed by GMO. Prior to May 1, 2007, the GMOGBI consisted of (1) the S&P 500 Index; (2) the MSCI ACWI ex-US; and (3) the LBABI in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI ex-U.S.), and 35% (LBABI). Effective May 1, 2007, the GMOGBI consists of (1) the MSCI ACWI; and (2) the LBABI in the following proportions: 65% (MSCI ACWI), and 35% (LBABI).

All data is as of December 31, 2007, and subject to change.

PORTFOLIO MANAGER COMMENTARY continued

International Growth Equity Fund and GMO International Core Equity Fund. At the beginning of the period, we had a modest overweight to the international developed markets but that was reduced to an underweight by year-end. In the emerging markets, we emphasized GMO Emerging Markets Fund and GMO Emerging Market Opportunities Fund, maintaining a fairly constant weight of 11%, or about 4% more than the weight in the MSCI ACWI. The emerging markets outperformed all other equity markets, and the fund’s overweight in that sector was the biggest contributor to performance.

In the fixed income portion of the portfolio, we overweighted shorter-duration assets through GMO Strategic Fixed Income Fund, GMO Alpha Only Fund and GMO Special Situations Fund. Duration measures a security’s price sensitivity to interest-rate changes; a shorter duration can minimize price volatility. For U.S. bond exposure, we used GMO Domestic Bond Fund, GMO Core Plus Bond Fund and GMO Inflation Indexed Plus Bond Fund. In June, we overweighted U.S. TIPS, which we believed were underpriced at a yield of 2.8% over the inflation rate. We also had relatively small weights in GMO International Bond Fund and GMO Emerging Country Debt Fund.

Detractors from performance
Security selection was the biggest detractor from performance during the fiscal year, as many of the fund’s strategies underperformed their benchmarks. GMO U.S. Core Equity Fund trailed the S&P 500 by 3.9%; our emerging market investments fell short of the MSCI Emerging Market Index by about 4.5%; and the portfolio’s fixed income funds generally underperformed their benchmarks by between 3.5% and 9.0% . Widening spreads on our collateral pool and poor performance of our currency and bond market models throughout the year drove the fund’s underperformance in fixed income.

Management outlook
As we look ahead, we currently believe that 2008 and 2009 will be tough years for the global economy and possibly for the financial markets. We believe that U.S. corporate profits, which have been strong, may decline over the next couple of years, making it difficult for the equity markets to get traction. More positively, we currently think the emerging markets may retain some upside potential given their attractive fundamentals and their strong head of steam. Against this backdrop, we now plan to retain an overweight to emerging markets at least in the relatively short term. We are also likely to maintain our defensive positioning at present, with a bias toward high-quality U.S. large capitalization stocks and relative overweights to fixed income securities and cash.

This commentary reflects the views and opinions of the Fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Fund’s trading intent.

You should carefully consider the Fund’s investment objectives, policies, risks, charges and expenses before investing. To obtain a prospectus, which contains this and other important information visit www.EvergreenInvestments.com or call 1.800.847.5397. Please read the prospectus carefully before investing.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Asset Allocation Trust

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period†

Actual	$ 1,000.00	$ 1,017.50	$ 0.00
Hypothetical
(5% return
before expenses)	$ 1,000.00	$ 1,025.21	$ 0.00

† Expenses are equal to the annualized expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 184 / 365 days.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period††

Actual	$ 1,000.00	$ 1,017.50	$2.44
Hypothetical
(5% return
before expenses)	$ 1,000.00	$1,022.79	$2.45

†† The expense ratios include the Trust’s direct operating expenses as of 12/31/2007 and the indirect operating expenses of the underlying funds in which the Trust invests as of 12/31/2007. The indirect expenses were estimated to be 0.48% . Expenses of the Trust are equal to the annualized expense ratio of 0.48% multiplied by the average account value over the period, multiplied by 184 / 365 days.

ABOUT YOUR FUND’S EXPENSES continued

Evergreen Asset Allocation Fund

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,013.20	$ 4.06
Class B	$ 1,000.00	$ 1,010.02	$ 7.75
Class C	$ 1,000.00	$ 1,009.34	$ 7.75
Class I	$ 1,000.00	$ 1,014.10	$ 2.69
Class R	$ 1,000.00	$ 1,012.33	$ 5.22
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,021.17	$ 4.08
Class B	$ 1,000.00	$ 1,017.49	$ 7.78
Class C	$ 1,000.00	$ 1,017.49	$ 7.78
Class I	$ 1,000.00	$ 1,022.53	$ 2.70
Class R	$ 1,000.00	$ 1,020.01	$ 5.24

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.80% for Class A, 1.53% for Class B, 1.53% for Class C, 0.53% for Class I and 1.03% for Class R), multiplied by the average account value over the period, multiplied by 184 / 365 days.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period**

Actual
Class A	$ 1,000.00	$ 1,013.20	$ 6.50
Class B	$ 1,000.00	$ 1,010.02	$ 10.18
Class C	$ 1,000.00	$ 1,009.34	$ 10.18
Class I	$ 1,000.00	$ 1,014.10	$ 5.13
Class R	$ 1,000.00	$ 1,012.33	$ 7.66
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.75	$ 6.51
Class B	$ 1,000.00	$ 1,015.07	$ 10.21
Class C	$ 1,000.00	$ 1,015.07	$ 10.21
Class I	$ 1,000.00	$ 1,020.11	$ 5.14
Class R	$ 1,000.00	$ 1,017.59	$ 7.68

** The expense ratios include the Fund’s direct operating expenses as of 12/31/2007 and the indirect expeses of the underlying funds in which Asset Allocation Trust invests as of 12/31/2007. The indirect expenses were estimated to be 0.48% . For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.28% for Class A, 2.01% for Class B, 2.01% for Class C, 1.01% for Class I and 1.51% for Class R), multiplied by the average account value over the period, multiplied by 184 / 365 days.

Asset Allocation Trust
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Year Ended December 31,

	2007	2006	2005[1,2]

Net asset value, beginning of period	$ 11.57	$ 10.77	$ 10.93

Income from investment operations
Net investment income (loss)	0.42	0.36[3]	0.24[3]
Net realized and unrealized gains or losses on investments	0.47	0.97	0.03

Total from investment operations	0.89	1.33	0.27

Distributions to shareholders from
Net investment income	(0.29)	(0.36)	(0.23)
Net realized gains	(0.60)	(0.17)	(0.20)

Total distributions to shareholders	(0.89)	(0.53)	(0.43)

Net asset value, end of period	$ 11.57	$ 11.57	$ 10.77

Total return	7.96%	12.34%	2.51%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,516,725	$10,269,513	$7,731,034
Ratios to average net assets
Expenses including reimbursements[4]	0%	0%	0%[5]
Expenses excluding reimbursements[4]	0%	0%	0%[5]
Net investment income (loss)	3.69%	3.19%	7.64%[5]
Portfolio turnover rate	55%	19%	5%

1 For the period from September 16, 2005 (commen cement of operations), to December 31, 2005.

2 Certain information for the period ended December 31, 2005 has been adjusted to maintain the historical tax cost of the underlying investments of the Trust. These adjustments have no impact to the net assets of the Trust.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Excludes expenses incurred indirectly through investment in underlying funds.

5 Annualized

See Notes to Financial Statements

Asset Allocation Trust
SCHEDULE OF INVESTMENTS

December 31, 2007
	Shares	Value

MUTUAL FUND SHARES 99.4%
ASSET ALLOCATION 2.2%
GMO Special Situations Fund, Class VI ø	12,300,469	$ 253,143,650

INTERNATIONAL EQUITY 36.5%
GMO Emerging Markets Fund, Class VI ø	29,769,272	653,435,527
GMO Emerging Markets Opportunities Fund, Class VI ø	37,317,111	534,381,024
GMO International Core Equity Fund, Class VI ø	41,196,896	1,663,530,650
GMO International Growth Equity Fund, Class IV ø	22,762,373	678,091,083
GMO International Intrinsic Value Fund, Class IV ø	20,814,897	677,733,047

		4,207,171,331

INTERNATIONAL FIXED INCOME 1.1%
GMO Emerging Country Debt Fund, Class IV ø	5,497,902	56,298,518
GMO International Bond Fund, Class III ø	8,369,496	75,492,854

		131,791,372

U.S. EQUITY 16.4%
GMO U.S. Core Equity Fund, Class VI ø	21,617,196	286,211,680
GMO U.S. Quality Equity Fund, Class VI ø	71,649,918	1,600,659,164

		1,886,870,844

U.S. FIXED INCOME 43.2%
GMO Alpha Only Fund, Class IV ø	82,708,949	904,835,907
GMO Core Plus Bond Fund, Class IV ø	51,443,243	485,109,778
GMO Domestic Bond Fund, Class VI ø	35,030,707	329,288,642
GMO Inflation Indexed Plus Bond Fund, Class VI ø	73,835,390	1,742,515,204
GMO Short-Duration Investment Fund, Class III ø	1,053	9,011
GMO Strategic Fixed Income Fund, Class VI ø	63,547,465	1,511,794,187

		4,973,552,729

Total Mutual Fund Shares (cost $11,045,399,211)		11,452,529,926

	Principal
	Amount	Value

SHORT-TERM INVESTMENTS 0.6%
TIME DEPOSIT 0.6%
State Street Bank Euro Time Deposit, 3.50%, 01/02/2008 (cost $65,990,298)	$ 65,990,298	65,990,298

Total Investments (cost $11,111,389,509) 100.0%		11,518,520,224
Other Assets and Liabilities 0.0%		(1,795,355)

Net Assets 100.0%		$11,516,724,869

ø	Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) is the investment advisor to Asset Allocation Trust and the underlying fund.

See Notes to Financial Statements

Asset Allocation Trust

SCHEDULE OF INVESTMENTS continued

December 31, 2007

The following table shows portfolio composition as a percent of total investments as of December 31, 2007:

Mutual Fund Shares – Equity	52.9%
Mutual Fund Shares – Fixed Income	44.3%
Mutual Fund Shares – Asset Allocation	2.2%
Cash Equivalents	0.6%

100.0%

The following table shows the percent of total long-term investments by sector as of December 31, 2007:

U.S. Fixed Income	43.4%
International Equity	36.7%
U.S. Equity	16.5%
Asset Allocation	2.2%
International Fixed Income	1.2%

100.0%

See Notes to Financial Statements

Asset Allocation Trust
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2007

Assets
Investments in affiliates, at value (cost $11,045,399,211)	$ 11,452,529,926
Investments in securities, at value (cost $65,990,298)	65,990,298

Total investments	11,518,520,224
Dividends and interest receivable	21,499,179

Total assets	11,540,019,403

Liabilities
Payable for investments purchased	21,486,348
Payable for Fund shares redeemed	1,807,054
Accrued expenses and other liabilities	1,132

Total liabilities	23,294,534

Net Assets	$ 11,516,724,869

Net assets represented by
Paid-in capital	$ 10,768,394,298
Accumulated net realized gains on investments	341,199,856
Net unrealized gains on investments	407,130,715

Total net assets	$ 11,516,724,869

Shares outstanding (unlimited number of shares authorized)	995,129,895

Net asset value per share	$ 11.57

See Notes to Financial Statements

Asset Allocation Trust
STATEMENT OF OPERATIONS
Year Ended December 31, 2007

Investment income
Dividends from affiliated investment company shares	$ 405,975,679
Interest	1,624,844

Total investment income	407,600,523

Expenses
Custodian and accounting fees	11,775
Professional fees	15,721

Total expenses	27,496
Less: Expense reimbursements	(27,496)

Net expenses	0

Net investment income	407,600,523

Net realized and unrealized gains or losses on investments
Net realized gains on:
Sale of affiliated investment company shares	221,347,766
Capital gain distributions from affiliated investment company shares	614,475,982

Net realized gains on investments	835,823,748
Net change in unrealized gains or losses on investments	(406,412,198)

Net realized and unrealized gains or losses on investments	429,411,550

Net increase in net assets resulting from operations	$ 837,012,073

See Notes to Financial Statements

Asset Allocation Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006

Operations
Net investment income	$ 407,600,523		$ 293,349,372
Net realized gains on investments	835,823,748		434,083,651
Net change in unrealized gains or
losses on investments	(406,412,198)		349,531,391

Net increase in net assets resulting
from operations	837,012,073		1,076,964,414

Distributions to shareholders from
Net investment income	(279,039,731)		(303,253,382)
Net realized gains	(557,932,919)		(147,922,248)

Total distributions to shareholders	(836,972,650)		(451,175,630)

	Shares		Shares
Transactions in investors’
beneficial interest
Proceeds from contributions	107,468,438	1,259,672,250	144,091,351	1,615,184,078
Reinvestment of distributions	23,144,354	260,373,984	31,703,260	367,123,710
Payment for redemptions	(23,056,258)	(272,874,157)	(6,090,354)	(69,616,920)

Net increase in net assets resulting
from transactions in investors’
beneficial interest	1,247,172,077		1,912,690,868

Total increase in net assets	1,247,211,500		2,538,479,652
Net assets
Beginning of period	10,269,513,369		7,731,033,717

End of period	$ 11,516,724,869		$ 10,269,513,369

Undistributed net investment income	$ 0		$ 0

See Notes to Financial Statements

Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Asset Allocation Trust (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware on June 14, 2005 and is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. The Trust issues its shares of beneficial interest solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended. The Trust is only offered to Evergreen Asset Allocation Fund, a diversified series of Evergreen Equity Trust, an open-end, management investment company, which was organized as a Delaware statutory trust on September 18, 1997.

Effective at the close of business on September 15, 2005, Evergreen Asset Allocation Fund contributed all of its assets to the Trust in a tax-free exchange for 100% of the shares of beneficial interest of the Trust.

The Trust operates as a “fund-of-funds” which invests in shares of GMO-managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
Investments in the underlying open-end funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available or not reflective of current market value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Investment transactions and investment income
Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS continued

c. Federal taxes
The Trust intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from underlying mutual funds, dividends paid through share redemptions and dividend redesignations. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$271,067,103
Undistributed net investment income	(128,560,792)
Accumulated net realized gains on investments	(142,506,311)

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”), a private company founded in 1977, is the investment advisor to the Trust. GMO also serves as investment advisor to each of the underlying funds. GMO does not receive a fee from the Trust for its advisory services. However, the Trust incurs fees and expenses indirectly as a shareholder of the underlying GMO-managed funds, including its indirect share of management or other fees paid to GMO.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the administrator to the Trust. As administrator, EIS provides the Trust with facilities, equipment and personnel. The Trust does not pay an administrative services fee. During the year ended December 31, 2007, EIS reimbursed the Trust for expenses in the amount of $27,496.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. The Trust does not pay a transfer agency fee.

4. INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of investments (excluding short-term investments) were $7,434,230,160 and $6,019,258,702, respectively, for the year ended December 31, 2007.

On December 31, 2007, the aggregate cost of investments for federal income tax purposes was $11,121,010,249. The gross unrealized appreciation and depreciation on investments based on tax cost was $749,946,125 and $352,436,150, respectively, with a net unrealized appreciation of $397,509,975.

Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS continued

The Trust’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2004.

5. INVESTMENTS IN AFFILIATES
A summary of the Trust’s transactions in shares of affiliates during the year ended December 31, 2007 were as follows:

	Value,		Proceeds		Realized	Value,
	beginning	Cost of	from	Dividend	Gains	end of
Affiliate	of period	Purchases	Sales	Income	Distributions	period

GMO Alpha Only Fund,
Class IV	$ 853,991,904	$ 106,236,698	$ 99,910,000	$ 17,697,687	$ 0	$ 904,835,907
GMO Core Plus Bond
Fund, Class IV	1,748,578,061	83,017,079	1,301,000,000	44,730,426	0	485,109,778
GMO Domestic Bond
Fund, Class VI	302,730,393	38,060,603	2,000,000	24,747,571	0	329,288,642
GMO Emerging Country
Debt Fund, Class IV	51,484,179	6,149,627	0	3,878,173	2,271,454	56,298,518
GMO Emerging Markets
Fund, Class VI	477,929,601	154,802,221	0	8,310,004	146,492,217	653,435,527
GMO Emerging Markets
Opportunities Fund,
Class VI	403,112,540	41,342,914	3,000,000	9,966,506	31,376,408	534,381,024
GMO Inflation Indexed
Plus Bond Fund,
Class VI	1,047,922,015	1,326,703,899	530,000,000	143,434,926	4,070,261	1,742,515,204
GMO International Bond
Fund, Class III	90,831,591	7,538,296	18,000,000	7,538,296	0	75,492,854
GMO International Core
Equity Fund, Class VI	118,900,041	1,761,476,978	156,455,338	27,924,297	78,338,923	1,663,530,650

GMO International
Growth Equity Fund,
Class IV	946,359,062	131,381,565	394,274,673	8,303,364	114,959,778	678,091,083
GMO International
Intrinsic Value Fund,
Class IV	946,260,896	105,821,124	350,803,559	16,247,480	89,573,644	677,733,047
GMO International Small
Companies Fund,
Class III	53,946,637	5,572,380	55,364,232	0	5,572,380	0
GMO Short-Duration
Collateral Share
Fund, Class VI	556,814,219	0	558,450,900	0	0	0
GMO Short-Duration
Investment Fund,
Class III	8,771	524	0	524	0	9,011
GMO Special Situations
Fund, Class VI	0	242,581,358	0	0	0	253,143,650
GMO Strategic Fixed
Income Fund, Class VI	0	2,601,276,842	1,023,000,000	61,534,347	3,723,524	1,511,794,187
GMO U.S. Core Equity
Fund, Class VI	1,725,070,945	131,078,828	1,527,000,000	12,592,859	104,582,465	286,211,680
GMO U.S. Quality Equity
Fund, Class VI	898,682,044	691,189,224	0	19,069,219	33,514,928	1,600,659,164

				$405,975,679	$ 614,475,982	$11,452,529,926

Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS continued

6. DISTRIBUTIONS TO SHAREHOLDERS
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed	Undistributed
Ordinary	Long-term	Unrealized
Income	Capital Gain	Appreciation

$11,343,419	$339,477,177	$397,509,975

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$ 283,474,216	$ 303,253,382
Long-term Capital Gain	553,498,434	147,922,248

7. REGULATORY MATTERS AND LEGAL PROCEEDINGS
Pursuant to an administrative order issued by the SEC on September 19, 2007, Evergreen Investment Management Company, LLC (“EIMC”), EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

Asset Allocation Trust

NOTES TO FINANCIAL STATEMENTS continued

8. NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Trust’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Trust does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholder
Asset Allocation Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Asset Allocation Trust (the “Trust”) as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the two-year period ended December 31, 2007 and the period from September 16, 2005 (commencement of operation) to December 31, 2005. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Asset Allocation Trust as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2008

Asset Allocation Trust

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS
Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $553,498,434 for the fiscal year ended December 31, 2007.

For corporate shareholders, 5.20% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2007, the Fund designates 36.57% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $27,633,482 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

This page left intentionally blank

Evergreen Asset Al location Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Year Ended December 31,			Year Ended March 31,			Year Ended
							February 28,
CLASS A	2007	2006	2005	2004[1]	2004	2003[2]	2003[3]

Net asset value, beginning of period	$ 14.81	$ 14.09	$ 13.62	$ 12.97	$ 9.91	$ 9.98	$ 10.77

Income from investment operations
Net investment income (loss)	0.27	0.35[4]	0.26	0.24	0.26[4]	(0.01)[4]	0.16
Net realized and unrealized gains or losses on
investments	0.77	1.23	0.80	0.74	3.02	(0.06)	(0.49)

Total from investment operations	1.04	1.58	1.06	0.98	3.28	(0.07)	(0.33)

Distributions to shareholders from
Net investment income	(0.58)	(0.44)	(0.36)	(0.24)	(0.21)	0	(0.42)
Net realized gains	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)	0	(0.04)

Total distributions to shareholders	(0.94)	(0.86)	(0.59)	(0.33)	(0.22)	0	(0.46)

Net asset value, end of period	$ 14.91	$ 14.81	$ 14.09	$ 13.62	$ 12.97	$ 9.91	$ 9.98

Total return[5]	7.09%	11.32%	7.85%	7.55%	33.15%	(0.70%)	(3.16%)

Ratios and supplemental data
Net assets, end of period (thousands)	$4,405,430	$3,873,495	$2,875,596	$1,531,158	$722,977	$25,019	$13,879
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions[6]	0.81%	0.89%	0.94%	1.02%[7]	1.17%	1.16%[7]	0.02%
Expenses excluding waivers/reimbursements
and expense reductions[6]	0.84%	0.89%	0.97%	1.02%[7]	1.17%	1.60%[7]	0.08%
Net investment income (loss)	1.73%	2.39%	2.39%	3.19%[7]	1.03%	(1.12%)[7]	2.51%
Portfolio turnover rate	2%	1%	16%[8]	7%	16%	0%	28%

1 For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.

2 For the one month ended March 31, 2003. The Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

3 Effective at the close of business on October 2, 2002, the Fund acquired the net assets of GMO Global Balanced Allocation Fund (“GMO Fund”). GMO Fund was the accounting and performance survivor in this transaction . The financial highlights for the period prior to October 3, 2002 are those of Class III of GMO Fund.

4 Net investment income (loss) per share is based on average shares outstanding during the period.

5 Excluding applicable sales charges

6 Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds

7 Annualized

8 Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Al location Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Year Ended December 31,			Year Ended March 31,
							Year Ended
CLASS B	2007	2006	2005	2004[1]	2004	2003[2]	February 28, 2003[3]

Net asset value, beginning of period	$ 14.65	$ 13.95	$ 13.50	$ 12.87	$ 9.87	$ 9.94	$ 10.00

Income from investment operations
Net investment income (loss)	0.15	0.23	0.17	0.18	0.19[4]	(0.01)[4]	(0.06)[4]
Net realized and unrealized gains or losses on
investments	0.77	1.22	0.77	0.72	2.99	(0.06)	0.28

Total from investment operations	0.92	1.45	0.94	0.90	3.18	(0.07)	0.22

Distributions to shareholders from
Net investment income	(0.46)	(0.33)	(0.26)	(0.18)	(0.17)	0	(0.28)
Net realized gains	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)	0	0

Total distributions to shareholders	(0.82)	(0.75)	(0.49)	(0.27)	(0.18)	0	(0.28)

Net asset value, end of period	$ 14.75	$ 14.65	$ 13.95	$ 13.50	$ 12.87	$ 9.87	$ 9.94

Total return[5]	6.33%	10.53%	7.08%	6.99%	32.30%	(0.70%)	2.17%

Ratios and supplemental data
Net assets, end of period (thousands)	$2,131,841	$2,050,316	$1,696,880	$1,158,216	$668,013	$43,477	$23,364
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions[6]	1.54%	1.59%	1.64%	1.72%[7]	1.88%	1.89%[7]	1.88%[7]
Expenses excluding waivers/reimbursements
and expense reductions[6]	1.54%	1.59%	1.67%	1.72%[7]	1.88%	2.33%[7]	2.75%[7]
Net investment income (loss)	0.91%	1.60%	1.44%	2.28%[7]	0.44%	(1.85%)[7]	(1.46%)[7]
Portfolio turnover rate	2%	1%	16%[8]	7%	16%	0%	28%

1 For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.

2 For the one month ended March 31, 2003. The Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

3 For the period from October 3, 2002 (commencement of class operations), to February 28, 2003.

4 Net investment income (loss) per share is based on average shares outstanding during the period.

5 Excluding applicable sales charges

6 Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.

7 Annualized

8 Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Al location Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Year Ended December 31,			Year Ended March 31,
							Year Ended
CLASS C	2007	2006	2005	2004[1]	2004	2003[2]	February 28, 2003[3]

Net asset value, beginning of period	$ 14.39	$ 13.71	$ 13.28	$ 12.67	$ 9.72	$ 9.80	$ 10.00

Income from investment operations
Net investment income (loss)	0.16	0.24	0.18	0.19	0.18[4]	(0.01)[4]	(0.07)[4]
Net realized and unrealized gains or losses on
investments	0.74	1.19	0.75	0.69	2.96	(0.07)	0.30

Total from investment operations	0.90	1.43	0.93	0.88	3.14	(0.08)	0.23

Distributions to shareholders from
Net investment income	(0.46)	(0.33)	(0.27)	(0.18)	(0.18)	0	(0.43)
Net realized gains	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)	0	0

Total distributions to shareholders	(0.82)	(0.75)	(0.50)	(0.27)	(0.19)	0	(0.43)

Net asset value, end of period	$ 14.47	$ 14.39	$ 13.71	$ 13.28	$ 12.67	$ 9.72	$ 9.80

Total return[5]	6.29%	10.56%	7.10%	6.96%	32.36%	(0.82%)	2.27%

Ratios and supplemental data
Net assets, end of period (thousands)	$4,666,033	$4,100,205	$3,017,854	$1,614,975	$849,900	$22,566	$12,306
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions[6]	1.54%	1.59%	1.64%	1.72%[7]	1.88%	1.90%[7]	1.86%[7]
Expenses excluding waivers/reimbursements
and expense reductions[6]	1.54%	1.59%	1.67%	1.72%[7]	1.88%	2.34%[7]	2.66%[7]
Net investment income (loss)	1.01%	1.76%	1.69%	2.43%[7]	0.37%	(1.86%)[7]	(1.76%)[7]
Portfolio turnover rate	2%	1%	16%[8]	7%	16%	0%	28%

1 For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.

2 For the one month ended March 31, 2003. The Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

3 For the period from October 3, 2002 (commencement of class operations), to February 28, 2003.

4 Net investment income (loss) per share is based on average shares outstanding during the period.

5 Excluding applicable sales charges

6 Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.

7 Annualized

8 Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Al location Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Year Ended December 31,			Year Ended March 31,
							Year Ended
CLASS I	2007	2006	2005	2004[1]	2004	2003[2]	February 28, 2003[3]

Net asset value, beginning of period	$ 14.90	$ 14.16	$ 13.68	$ 13.02	$ 9.92	$ 9.98	$10.00

Income from investment operations
Net investment income (loss)	0.31	0.39	0.27	0.22	0.30[4]	(0.01)[4]	0.29
Net realized and unrealized gains or losses on
investments	0.77	1.25	0.82	0.79	3.03	(0.05)	(0.05)

Total from investment operations	1.08	1.64	1.09	1.01	3.33	(0.06)	0.24

Distributions to shareholders from
Net investment income	(0.63)	(0.48)	(0.38)	(0.26)	(0.22)	0	(0.26)
Net realized gains	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)	0	0

Total distributions to shareholders	(0.99)	(0.90)	(0.61)	(0.35)	(0.23)	0	(0.26)

Net asset value, end of period	$ 14.99	$ 14.90	$ 14.16	$ 13.68	$ 13.02	$ 9.92	$ 9.98

Total return	7.29%	11.73%	8.11%	7.79%	33.65%	(0.60%)	2.41%

Ratios and supplemental data
Net assets, end of period (thousands)	$337,645	$272,772	$171,789	$90,202	$46,970	$15,039	$ 22
Ratios to average net assets
Expenses including waivers/reimbursements
but excluding expense reductions[5]	0.54%	0.59%	0.64%	0.72%[6]	0.88%	0.91%[6]	0.91%[6]
Expenses excluding waivers/reimbursements
and expense reductions[5]	0.54%	0.59%	0.67%	0.72%[6]	0.88%	1.19%[6]	1.73%[6]
Net investment income (loss)	2.18%	2.98%	2.75%	3.64%[6]	1.56%	(0.87%)[6]	7.00%[6]
Portfolio turnover rate	2%	1%	16%[7]	7%	16%	0%	28%

1 For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.

2 For the one month ended March 31, 2003. The Fund changed its fiscal year end from February 28 to March 31, effective March 31, 2003.

3 For the period from October 3, 2002 (commencement of class operations), to February 28, 2003.

4 Net investment income (loss) per share is based on average shares outstanding during the period.

5 Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.

6 Annualized

7 Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through September 15, 2005 and the portfolio turnover for Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Al location Fund
FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

	Year Ended December 31,
					Year Ended
CLASS R	2007	2006	2005	2004[1]	March 31, 2004[2]

Net asset value, beginning of period	$ 14.73	$14.02	$13.59	$12.96	$11.95

Income from investment operations
Net investment income (loss)	0.25	0.34[3]	0.31	0.18	0.07[3]
Net realized and unrealized gains or losses on investments	0.75	1.20	0.71	0.79	1.16

Total from investment operations	1.00	1.54	1.02	0.97	1.23

Distributions to shareholders from
Net investment income	(0.55)	(0.41)	(0.36)	(0.25)	(0.21)
Net realized gains	(0.36)	(0.42)	(0.23)	(0.09)	(0.01)

Total distributions to shareholders	(0.91)	(0.83)	(0.59)	(0.34)	(0.22)

Net asset value, end of period	$ 14.82	$14.73	$14.02	$13.59	$12.96

Total return	6.83%	11.10%	7.63%	7.53%	10.32%

Ratios and supplemental data
Net assets, end of period (thousands)	$12,935	$9,546	$7,066	$ 496	$ 1
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions[4]	1.04%	1.09%	1.15%	1.27%[5]	1.20%[5]
Expenses excluding waivers/reimbursements and expense reductions[4]	1.04%	1.09%	1.18%	1.27%[5]	1.20%[5]
Net investment income (loss)	1.61%	2.33%	5.19%	13.43%[5]	1.28%[5]
Portfolio turnover rate	2%	1%	16%[6]	7%	16%

1 For the nine months ended December 31, 2004. The Fund changed its fiscal year end from March 31 to December 31, effective December 31, 2004.

2 For the period from October 10, 2003 (commen cement of class operations), to March 31, 2004.

3 Net investment income (loss) per share is based on average shares outstanding during the period.

4 Includes expenses of Asset Allocation Trust since inception date of September 15, 2005 but excludes expenses incurred indirectly through investment in the underlying GMO funds.

5 Annualized

6 Represents a blended rate that includes the portfolio turnover for the Fund for the period from January 1, 2005 through Septemb er 15, 2005 and the portfolio turnover for the Asset Allocation Trust for the period from September 16, 2005 through December 31, 2005.

See Notes to Financial Statements

Evergreen Asset Allocation Fund
STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in Asset Allocation Trust, at value (cost $10,479,063,203)	$ 11,516,724,869
Receivable for investments sold	1,807,038
Receivable for Fund shares sold	58,349,511
Prepaid expenses and other assets	36,068

Total assets	11,576,917,486

Liabilities
Dividends payable	63,644
Payable for Fund shares redeemed	21,733,656
Advisory fee payable	185,450
Distribution Plan expenses payable	292,065
Due to other related parties	78,253
Accrued expenses and other liabilities	680,655

Total liabilities	23,033,723

Net assets	$ 11,553,883,763

Net assets represented by
Paid-in capital	$ 10,205,975,199
Undistributed net investment income	34,047,950
Accumulated net realized gains on investments	276,198,948
Net unrealized gains on investments	1,037,661,666

Total net assets	$ 11,553,883,763

Net assets consists of
Class A	$ 4,405,429,814
Class B	2,131,841,140
Class C	4,666,032,787
Class I	337,644,574
Class R	12,935,448

Total net assets	$ 11,553,883,763

Shares outstanding (unlimited number of shares authorized)
Class A	295,525,757
Class B	144,578,783
Class C	322,462,894
Class I	22,519,284
Class R	872,889

Net asset value per share
Class A	$ 14.91
Class A — Offering price (based on sales charge of 5.75%)	$ 15.82
Class B	$ 14.75
Class C	$ 14.47
Class I	$ 14.99
Class R	$ 14.82

See Notes to Financial Statements

Evergreen Asset Allocation Fund
STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Dividends from investment company shares	$ 279,039,731

Expenses
Advisory fee	32,744,557
Distribution Plan expenses
Class A	12,553,229
Class B	21,116,708
Class C	44,256,209
Class R	58,979
Administrative services fee	10,976,161
Transfer agent fees	11,910,629
Trustees’ fees and expenses	237,432
Printing and postage expenses	1,171,688
Custodian and accounting fees	1,306,149
Registration and filing fees	318,424
Professional fees	349,883
Other	219,975

Total expenses	137,220,023
Less: Expense reductions	(208,769)
Expense reimbursements	(1,069,512)

Net expenses	135,941,742

Net investment income	143,097,989

Net realized and unrealized gains or losses on investments
Net realized gains on:
Sale of investment company shares	42,311,564
Capital gain distributions from investment company shares	557,932,919

Net realized gains on investments	600,244,483
Net change in unrealized gains or losses on investments	(42,272,156)

Net realized and unrealized gains or losses on investments	557,972,327

Net increase in net assets resulting from operations	$ 701,070,316

See Notes to Financial Statements

Evergreen Asset Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006

Operations
Net investment income	$ 143,097,989		$ 183,830,637
Net realized gains on investments	600,244,483		157,964,322
Net change in unrealized gains or
losses on investments	(42,272,156)		615,746,707

Net increase in net assets resulting
from operations	701,070,316		957,541,666

Distributions to shareholders from
Net investment income
Class A	(163,974,693)		(109,500,599)
Class B	(64,162,975)		(44,865,016)
Class C	(142,217,278)		(91,018,591)
Class I	(13,593,645)		(8,454,218)
Class R	(454,085)		(252,627)
Net realized gains
Class A	(97,383,340)		(100,076,041)
Class B	(49,921,284)		(55,219,116)
Class C	(105,858,352)		(109,058,776)
Class I	(6,741,047)		(6,812,252)
Class R	(267,302)		(252,899)

Total distributions to shareholders	(644,574,001)		(525,510,135)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	77,263,138	1,174,229,125	92,679,974	1,347,089,492
Class B	20,532,243	307,512,636	31,294,035	448,672,468
Class C	71,003,450	1,044,480,514	88,389,709	1,247,308,393
Class I	11,180,882	172,266,772	9,490,910	138,981,746
Class R	527,728	7,949,554	310,866	4,487,789

	2,706,438,601		3,186,539,888

Net asset value of shares issued
in reinvestment of distributions
Class A	14,303,539	210,935,317	11,665,263	171,833,775
Class B	7,113,672	103,567,232	6,246,363	90,940,670
Class C	12,107,802	173,113,906	9,740,876	139,308,007
Class I	866,580	12,870,805	663,134	9,839,308
Class R	37,496	549,576	28,560	418,679

	501,036,836		412,340,439

Automatic conversion of Class B
shares to Class A shares
Class A	4,100,758	62,113,271	3,270,010	47,592,349
Class B	(4,159,170)	(62,113,271)	(3,314,121)	(47,592,349)

	0		0

Payment for shares redeemed
Class A	(61,623,983)	(937,756,222)	(50,230,445)	(732,286,820)
Class B	(18,832,321)	(282,628,683)	(15,976,811)	(229,435,758)
Class C	(45,545,172)	(670,848,418)	(33,361,080)	(470,838,859)
Class I	(7,838,176)	(120,075,761)	(3,972,327)	(58,373,754)
Class R	(340,250)	(5,113,989)	(195,692)	(2,826,197)

	(2,016,423,073)		(1,493,761,388)

See Notes to Financial Statements

Evergreen Asset Allocation Fund
STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended December 31,

	2007	2006

Capital share transactions
continued
Net increase in net assets resulting
from capital share transactions	$ 1,191,052,364	$ 2,105,118,939

Total increase in net assets	1,247,548,679	2,537,150,470
Net assets
Beginning of period	10,306,335,084	7,769,184,614

End of period	$ 11,553,883,763	$ 10,306,335,084

Undistributed (overdistributed) net
investment income	$ 34,047,950	$ (148,951)

See Notes to Financial Statements

Evergreen Asset Allocation Fund NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Evergreen Asset Allocation Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Effective at the close of business on September 15, 2005, the Fund contributed all of its investable assets to Asset Allocation Trust in a tax-free exchange for 100% of the shares of beneficial interest of Asset Allocation Trust. The Fund invests all of its investable assets in Asset Allocation Trust, a fund-of-funds, which allocates its investments among mutual funds advised by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) investing in both U.S. and foreign equity and debt securities (“underlying funds”). The Fund operates as a “fund-of-funds” which invests in shares of Asset Allocation Trust. At December 31, 2007, the Fund owned 100% of Asset Allocation Trust. The financial statements of Asset Allocation Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers Class A, Class B, Class C, Class R and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class R shares are only available to participants in certain retirement plans and are sold without a front-end sales charge or contingent deferred sales charge. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
The Fund records its investment in Asset Allocation Trust at fair value. The valuation of investments in the underlying funds held by Asset Allocation Trust is discussed in its Notes to Financial Statements, which is included elsewhere in this report.

b. Investment transactions and investment income
Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

c. Federal taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from underlying mutual funds, dividends paid through share redemptions and dividend redesignations. During the year ended December 31, 2007, the following amounts were reclassified:

Paid-in capital	$ (211,802,971)
Undistributed net investment income	275,501,588
Accumulated net realized gains on investments	(63,698,617)

e. Class allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid an annual fee starting at 0.47% and declining to 0.20% as average daily net assets increase. For the year ended December 31, 2007, the advisory fee was equivalent to 0.30% of the Fund’s average daily net assets.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended December 31, 2007, EIMC voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $1,069,512.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund), starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds and Evergreen Institutional Enhanced Income Fund) increase.

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended December 31, 2007, the transfer agent fees were equivalent to an annual rate of 0.11% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS
EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares, 0.50% of the average daily net assets for Class R shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended December 31, 2007, EIS received $1,530,266 from the sale of Class A shares and $1,149, $4,988,933 and $556,306 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS
For the year ended December 31, 2007, the Fund made aggregate purchases and sales of $1,520,046,234 and $272,874,158, respectively, in its investment into Asset Allocation Trust.

On December 31, 2007, the aggregate cost of investments for federal income tax purposes was $10,479,238,796. The gross unrealized appreciation and depreciation on investments based on tax cost was $1,037,486,073 and $0, respectively, with a net unrealized appreciation of $1,037,486,073.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2003.

6. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

7. DISTRIBUTIONS TO SHAREHOLDERS
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows

Undistributed
Undistributed	Long-term		Temporary
Ordinary	Capital	Unrealized	Book/Tax
Income	Gain	Appreciation	Differences

$ 34,312,066	$ 276,374,541	$ 1,037,486,073	$ (264,116)

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$ 384,402,676	$ 254,086,210
Long-term Capital Gain	260,171,325	271,423,925

8. EXPENSE REDUCTIONS
Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES
Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. During the year ended December 31, 2007, the Fund had no borrowings under this agreement.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS
Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC

Evergreen Asset Allocation Fund

NOTES TO FINANCIAL STATEMENTS continued

will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

12. NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities of the Evergreen Asset Allocation Fund, a series of the Evergreen Equity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Asset Allocation Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2008

Evergreen Asset Allocation Fund

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS
Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated capital gain distributions consisting of $260,171,325 in cash and $16,952,568 through dividends paid through share redemptions for the fiscal year ended December 31, 2007.

For corporate shareholders, 3.46% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2007, the Fund designates 26.97% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS
Each year, the Funds’ Board of Trustees is required to consider whether to continue in place the Funds’ investment advisory agreements. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Funds, of GMO, or of EIMC approved the continuation of each Fund’s investment advisory agreement. (References below to the “Funds” are to Evergreen Asset Allocation Fund and Asset Allocation Trust; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Funds.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding, among other things, strategic planning for the funds, analyst and research support available to the

ADDITIONAL INFORMATION (unaudited) continued

portfolio management teams at EIMC, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC or GMO were present. In considering the continuation of the agreements, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Funds, specifically as they considered appropriate; although the Trustees considered the continuation of the agreements as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreements for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams at EIMC for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds. The Trustees also received and reviewed information regarding, among other things, the services provided by GMO, GMO’s investment management personnel generally, and GMO’s investment approach for the Asset Allocation Trust.

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC, GMO and their affiliates due to their respective relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted because the Asset Allocation Fund and Asset Allocation Trust are funds in a master-feeder arrangement and Asset Allocation Trust is a “fund-of-funds,” growth in the Asset Allocation Fund’s assets would result in additions to assets under management in the funds in which the Asset Allocation Trust invests, which are also advised by GMO. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates and GMO provide comprehensive investment management services to the respective Funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC and GMO with respect to the funds were generally satisfactory. The Trustees considered information regarding the GMO organization generally. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided by EIMC and GMO were consistent with their respective duties under the

ADDITIONAL INFORMATION (unaudited) continued

investment advisory agreements and appropriate and consistent with the investment programs and best interests of the Funds.

The Trustees noted the resources that EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Funds and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC and GMO, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that, for the one-year period ended December 31, 2006, the Fund’s Class A shares had performed in the third quintile of funds against which the Trustees compared the Asset Allocation Fund’s performance, and performed in the fifth quintile of funds against which the Trustees compared the Asset Allocation Fund’s performance for the three- and five-year periods ending December 31, 2006. The Trustees noted that, due to the Fund’s limited number of peers that have performance records dating back as far as the Asset Allocation Fund’s performance record, meaningful comparative performance information for other funds was not provided for the ten-year period ended December 31, 2006. The Trustees also noted, however, the Asset Allocation Fund’s long-term track record of positive absolute performance with low volatility, notwithstanding the Asset Allocation Fund’s relative underperformance compared to its peer funds. The Trustees noted that GMO appeared consistently to have applied its long-term investment discipline to the management of the Asset Allocation Trust, taking a relatively defensive view on many securities markets in recent periods, and that that view appeared to have been the source of a substantial amount of the Fund’s under-performance. They noted that GMO and the Fund appear, notwithstanding the Fund’s relative underperformance, to have remained quite popular with a large segment of the investing public,

ADDITIONAL INFORMATION (unaudited) continued

and that the Fund appeared successfully to have brought the GMO asset allocation product to the larger retail marketplace.

The Trustees noted that, although Evergreen Asset Allocation Fund pays an investment advisory fee to EIMC for services rendered with respect to the oversight of GMO and Evergreen Asset Allocation Fund’s investment program generally, Asset Allocation Trust does not pay any direct advisory fees to GMO for the services provided, but each of the underlying funds in which the Asset Allocation Trust invests pays an advisory fee to GMO in GMO’s capacity as investment advisor to the underlying fund. The Trustees noted that Evergreen Asset Allocation Fund bears a part of those fees indirectly through its investment in Asset Allocation Trust and, in turn, the underlying funds. The Trustees considered information, as presented in Evergreen Asset Allocation Fund’s prospectus, as to the indirect expenses of Asset Allocation Trust, including advisory and administrative expenses, from investing in the GMO-advised mutual funds.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that Evergreen Asset Allocation Fund had implemented breakpoints in its advisory fee structure. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements. The Trustees did not consider the profitability of the Asset Allocation Trust to GMO because the Asset Allocation Trust does not pay any fees directly to GMO.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

INVESTMENTS THAT STAND THE TEST OF TIME

At Evergreen Investments, we remain steadfastly dedicated to four core principles that lead to success in today's financial world.

- **Leadership**—With more than $274 billion in assets as of December 31, 2007, Evergreen Investments has the scale and resources to help investors and financial professionals succeed.
- **Excellence**—Our investments are built for long-term performance, through strategies designed in an effort to outperform their benchmarks and peers over a full market cycle.
- **Experience**—Our investment teams operate independently, performing their own original research, across a full range of investment disciplines.
- **Commitment**—We are dedicated to working with financial professionals, crafting innovative solutions that meet your needs and translate into successful investor-advisor partnerships.

Visit us online at **EvergreenInvestments.com**

FOR MORE INFORMATION

Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

For the ninth consecutive year, Evergreen Investments has earned the Dalbar Mutual Fund Service Award, which recognizes those firms that exceed industry norms in key service areas. For 2007, Evergreen was ranked fifth overall out of 32 participating companies.

566389 rv5 2/2008

Evergreen Investments℠
MUTUAL FUNDS

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034

566389  rv5    2/2008

Evergreen Envision Growth and Income Fund

Evergreen

ENVISION GROWTH AND INCOME FUND

Annual Report
as of December 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
13	STATEMENT OF ASSETS AND LIABILITIES
14	STATEMENT OF OPERATIONS
15	STATEMENTS OF CHANGES IN NET ASSETS
16	NOTES TO FINANCIAL STATEMENTS
22	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
23	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Envision Growth and Income Fund for the twelve-month period ended December 31, 2007.

Investors in the domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. During the first half of the fiscal year, stocks staged a vigorous rally, riding the momentum of an expanding economy and growing corporate profits. The second half of the year, however, presented a much different scenario as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. These fears led to increasing volatility in the equity market as investors scrutinized each new economic report for any evidence of a deceleration in the economy’s expansion or a slowing of corporate profit growth. In this unstable environment, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest yet positive results for the twelve-month period, although many indexes posted negative results in the fourth quarter and some value benchmarks were negative for the year. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. As corporate bonds

1

LETTER TO SHAREHOLDERS continued

and many asset-backed securities fell out of favor, the yield spreads between Treasuries and lower-rated securities widened.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. The backdrop changed in the final six months, however. While Gross Domestic Product grew by approximately 2.5% in 2007, growth slowed to an annual rate of 0.6% in the fourth quarter. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined in the third quarter of the year and were expected to fall again in the final quarter. Massive write-downs of assets by major corporations, most notably in the Financials sector, were a principal factor contributing to the slowing of profit growth. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board (the “Fed”) began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of 2007. The Fed acted even more forcefully during the first month of 2008, cutting another 1.25 percentage points off the influential target rate in two separate actions within just eight days of each other. The White House and Congress, meanwhile, prepared a potential fiscal package to re-invigorate the economy through tax cuts and other fiscal actions.

During the twelve-month period, portfolio managers of Evergreen’s fund-of-funds strategies maintained asset allocations consistent with each fund’s objective and discipline. The manager of Asset Allocation Trust, for example, adjusted weightings among equity and fixed income strategies based on an assessment of relative values and opportunities in markets throughout the world. Evergreen Envision Growth and Income Fund pursued a moderate strategy, balancing investments in domestic equity and fixed income markets. In contrast, Evergreen Envision Growth Fund focused principally on domestic equities, with some fixed income exposure, while Evergreen Envision Income

2

LETTER TO SHAREHOLDERS continued

Fund emphasized opportunities in the domestic fixed income markets, with some allocations to equities.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE
as of December 31, 2007

MANAGEMENT TEAM
Investment Advisor:
• Evergreen Investment Management Company, LLC

Portfolio Manager:
• Matthew S. Wedding

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2007.

The style box is representative of the investments in the underlying funds.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a Fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/3/2006

	Class A	Class B	Class C	Class I
Class inception date	1/3/2006	1/3/2006	1/3/2006	1/3/2006

Nasdaq symbol	EGAIX	EGBIX	EGCIX	EGIIX

Average annual return*

1-year with sales charge	-2.11%	-2.25%	1.31%	N/A

1-year w/o sales charge	2.81%	2.08%	2.17%	3.14%

Since portfolio inception	3.68%	3.80%	5.63%	6.45%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is reimbursing the fund for a portion of other expenses and a portion of the 12b-1 fee for Class A. Had the fees and expenses not been reimbursed, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Envision Growth and Income Fund Class A shares versus a similar investment in the Envision Growth and Income Blended Index (EGIBI), the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The EGIBI and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 2.81% for the twelvemonth period ended December 31, 2007, excluding any applicable sales charges. During the same period, the EGIBI returned 3.24% and the S&P 500 returned 5.49%. The fund’s objective is to seek growth of capital and current income.

During the second six months of the fiscal year, a considerable increase in volatility in the world’s capital markets was experienced, primarily as a result of problems in the U.S. housing and subprime mortgage markets. Among equities, foreign markets tended to outperform the domestic stock market, while the growth style significantly outperformed the value style in the United States. Large cap domestic stocks tended to outperform small and mid cap stocks. Among the ten sectors in the S&P 500, eight sectors outperformed the index, with only the Financials and Consumer Discretionary sectors trailing. This provided an opportunity for investors in U.S. stocks to add value through stock selection and sector weightings. Foreign fixed income markets also outperformed domestic fixed income investments. With the notable exception of U.S. Treasury securities, most domestic fixed income securities were hit by a dramatic loss of liquidity. In the face of very little investor demand, corporate bonds and asset-backed securities underperformed, irrespective of either their quality or the underlying fundamentals of their issuers. This made it a particularly challenging environment for fixed income investors with domestic holdings in anything other than U.S. Treasuries.

We establish our core asset allocation for the fund with a long-term perspective and we do not make tactical changes based on short-term views of the markets. We believe that if we maintain a consistent allocation, the fund should have the opportunity to produce healthy returns over the longer term. We maintained an approximate core allocation of 43% of net assets in U.S. equities; 10% in international equities; and 47% in fixed income securities, predominately domestic. In our domestic equity investments, most assets were invested in value stocks, which tend to pay more in dividends than growth stocks. Among our U.S. stock investments, our approximate allocations were as follows: 24% of net assets were invested in a large cap value strategy; 15% in a small and mid cap value strategy; and the remaining 5% were invested in a large cap growth strategy. The international stock allocation pursued a core equity strategy. The fixed income investments were broadly diversified, with approximate allocations of 15.5% of net assets in longer-term, high-quality and investment-grade bonds; 13.5% in shorter-term, high-quality and investment-grade bonds; 11.5% in domestic high-yielding corporate bonds; and 5.5% in foreign bonds.

The greatest positive influences on fund performance came from our investments in foreign stocks and in U.S. large cap growth stocks, as both groups performed well for the year. In each of these two asset classes, the Evergreen mutual funds in which we invested outperformed their benchmarks, adding to the positive effects of the allocations. At the same time, the emphasis on the two value strategies in our U.S. equity allocation proved to be a drag on results during a year in which value strategies underperformed growth strategies. The exposure to the small and mid cap value group hurt the most. We had a relatively small allocation to foreign bonds and the fund in which we invested underperformed its benchmark. Nevertheless, the investment in foreign bonds had a positive absolute impact on overall results in a year in which foreign bonds outperformed their domestic counterparts. Domestic high-yielding corporate bonds were the worst performing group in which we had an allocation, and our exposure there held back results. Our investments in the U.S. fixed income market also held back results, as both the longer-term and shorter-term strategies underperformed their benchmarks. In both cases, the exposures to corporate bonds and asset-backed securities led to underperformance by the underlying mutual funds.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the underlying funds and the buying and selling of bonds by the underlying funds. Bond funds have the same inflation, interest rate and credit risks as the individual bonds held by the underlying funds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Prior to June 1, 2007, the Envision Growth and Income Blended Index was composed of the following indexes: Russell 1000 Value (24%), LBABI (15.5%), Russell 2500 Value (15%), LBGCO-2.5YI (13.5%), MLHYMI† (11.5%), MSCI EAFE Free (10%), JPMGXUS (5.5%) and Russell 1000 Growth (5%). Effective June 1, 2007, the Envision Growth and Income Blended Index is composed of the following indexes: Russell 1000 Value (24%), LBABI (15.5%), Russell 2500 Value (15%), LBGC0-2.5YI (13.5%), MLHYMI† (11.5%), MSCI EAFE Free (7%), JPMGXUS (5.5%), Russell 1000 Growth (5%) and MSCI World (3%).

Because the fund invests primarily in other mutual funds, the fund will incur fees and expenses indirectly as a shareholder of the underlying funds.

For more information regarding the expenses of the underlying funds, see the fund’s prospectus.

† Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example
As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses
The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes
The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 981.75	$ 2.90
Class B	$ 1,000.00	$ 979.05	$ 6.68
Class C	$ 1,000.00	$ 979.07	$ 6.68
Class I	$ 1,000.00	$ 982.93	$ 1.80
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,022.28	$ 2.96
Class B	$ 1,000.00	$ 1,018.45	$ 6.82
Class C	$ 1,000.00	$ 1,018.45	$ 6.82
Class I	$ 1,000.00	$ 1,023.39	$ 1.84

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.58% for Class A, 1.34% for Class B, 1.34% for Class C and 0.36% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

ABOUT YOUR FUND’S EXPENSES continued

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period**

Actual
Class A	$ 1,000.00	$ 981.75	$ 6.64
Class B	$ 1,000.00	$ 979.05	$ 10.43
Class C	$ 1,000.00	$ 979.07	$ 10.43
Class I	$ 1,000.00	$ 982.93	$ 5.55
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.50	$ 6.77
Class B	$ 1,000.00	$ 1,014.67	$ 10.61
Class C	$ 1,000.00	$ 1,014.67	$ 10.61
Class I	$ 1,000.00	$ 1,019.61	$ 5.65

** The expense ratios include the Fund’s direct operating expenses as of 12/31/2007 and the indirect expenses of the underlying funds in which the Fund invests. The indirect expenses were estimated to be 0.75%. For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.33% for Class A, 2.09% for Class B, 2.09% for Class C and 1.11% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS A	2007	2006[1]

Net asset value, beginning of period	$ 10.75	$10.00

Income from investment operations
Net investment income (loss)	0.29	0.20
Net realized and unrealized gains or losses on investments	0.02[2]	0.77

Total from investment operations	0.31	0.97

Distributions to shareholders from
Net investment income	(0.34)	(0.22)
Net realized gains	(1.41)	0

Total distributions to shareholders	(1.75)	(0.22)

Net asset value, end of period	$ 9.31	$10.75

Total return[3]	2.81%	9.76%

Ratios and supplemental data
Net assets, end of period (thousands)	$98,512	$5,820
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.57%	0.61%[4]
Expenses excluding waivers/reimbursements and expense reductions	0.68%	2.95%[4]
Net investment income (loss)	3.11%	3.47%[4]
Portfolio turnover rate	116%	8%

1 For the period from January 3, 2006 (commencemen t of class operations), to December 31, 2006.

2 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of the portfolio.

3 Excluding applicable sales charges

4 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS B	2007	2006[1]

Net asset value, beginning of period	$10.74	$10.00

Income from investment operations
Net investment income (loss)	0.18	0.16
Net realized and unrealized gains or losses on investments	0.05[2]	0.75

Total from investment operations	0.23	0.91

Distributions to shareholders from
Net investment income	(0.26)	(0.17)
Net realized gains	(1.41)	0

Total distributions to shareholders	(1.67)	(0.17)

Net asset value, end of period	$ 9.30	$10.74

Total return[3]	2.08%	9.17%

Ratios and supplemental data
Net assets, end of period (thousands)	$3,244	$2,572
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.34%	1.36%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.40%	3.65%[4]
Net investment income (loss)	1.82%	2.80%[4]
Portfolio turnover rate	116%	8%

1 For the period from January 3, 2006 (commencemen t of class operations), to December 31, 2006.

2 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of the portfolio.

3 Excluding applicable sales charges

4 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS C	2007	2006[1]

Net asset value, beginning of period	$10.73	$10.00

Income from investment operations
Net investment income (loss)	0.19	0.16
Net realized and unrealized gains or losses on investments	0.05[2]	0.75

Total from investment operations	0.24	0.91

Distributions to shareholders from
Net investment income	(0.26)	(0.18)
Net realized gains	(1.41)	0

Total distributions to shareholders	(1.67)	(0.18)

Net asset value, end of period	$ 9.30	$10.73

Total return[3]	2.17%	9.15%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 891	$ 651
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.34%	1.36%[4]
Expenses excluding waivers/reimbursements and expense reductions	1.40%	3.65%[4]
Net investment income (loss)	1.69%	3.00%[4]
Portfolio turnover rate	116%	8%

1 For the period from January 3, 2006 (commencemen t of class operations), to December 31, 2006.

2 The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values of the portfolio.

3 Excluding applicable sales charges

4 Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS I	2007	2006[1]

Net asset value, beginning of period	$10.74	$10.00

Income from investment operations
Net investment income (loss)	0.37[2]	0.24
Net realized and unrealized gains or losses on investments	(0.03)	0.73

Total from investment operations	0.34	0.97

Distributions to shareholders from
Net investment income	(0.36)	(0.23)
Net realized gains	(1.41)	0

Total distributions to shareholders	(1.77)	(0.23)

Net asset value, end of period	$ 9.31	$10.74

Total return	3.14%	9.81%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 221	$ 38
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.35%	0.36%[3]
Expenses excluding waivers/reimbursements and expense reductions	0.41%	2.65%[3]
Net investment income (loss)	3.47%	3.57%[3]
Portfolio turnover rate	116%	8%

1 For the period from January 3, 2006 (commencemen t of class operations), to December 31, 2006.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value

MUTUAL FUND SHARES 99.7%
INTERNATIONAL EQUITY 10.0%
Evergreen International Equity Fund, Class I ø	699,510	$ 7,568,699
Evergreen Intrinsic World Equity Fund, Class I ø	126,278	2,761,695

		10,330,394

INTERNATIONAL FIXED INCOME 5.6%
Evergreen International Bond Fund, Class I ø	513,265	5,779,360

U.S. EQUITY 43.2%
Evergreen Disciplined Small-Mid Value Fund, Class I ø	1,482,121	15,013,887
Evergreen Disciplined Value Fund, Class I ø	1,543,347	24,323,148
Evergreen Strategic Growth Fund, Class I ø	150,200	5,060,237

		44,397,272

U.S. FIXED INCOME 40.9%
Evergreen Core Bond Fund, Class I ø	1,554,872	16,201,769
Evergreen High Income Fund, Class I ø	3,712,068	11,878,617
Evergreen Ultra Short Opportunities Fund, Class I ø	1,463,347	13,960,334

		42,040,720

Total Investments (cost $105,974,288) 99.7%		102,547,746
Other Assets and Liabilities 0.3%		320,794

Net Assets 100.0%		$ 102,868,540

ø Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the underlying fund.

The following table shows portfolio composition as a percent of total investments as of December 31, 2007:

Mutual Fund Shares - Equity	53.4%
Mutual Fund Shares - Fixed Income	46.6%

100.0%

The following table shows the percent of total investments by sector as of December 31, 2007:

U.S. Equity	43.3%
U.S. Fixed Income	41.0%
International Equity	10.1%
International Fixed Income	5.6%

100.0%

See Notes to Financial Statements

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in affiliates, at value (cost $105,974,288)	$ 102,547,746
Receivable for investments sold	201,316
Receivable for Fund shares sold	195,790
Dividends receivable	221,259
Receivable from investment advisor	3,042
Prepaid expenses and other assets	27,520

Total assets	103,196,673

Liabilities
Payable for Fund shares redeemed	107,710
Due to custodian bank	201,312
Due to related parties	200
Accrued expenses and other liabilities	18,911

Total liabilities	328,133

Net assets	$ 102,868,540

Net assets represented by
Paid-in capital	$ 102,696,297
Undistributed net investment income	4,728
Accumulated net realized gains on investments	3,594,057
Net unrealized losses on investments	(3,426,542)

Total net assets	$ 102,868,540

Net assets consists of
Class A	$ 98,512,488
Class B	3,244,241
Class C	891,296
Class I	220,515

Total net assets	$ 102,868,540

Shares outstanding (unlimited number of shares authorized)
Class A	10,575,883
Class B	348,796
Class C	95,882
Class I	23,678

Net asset value per share
Class A	$ 9.31
Class A—Offering price (based on sales charge of 4.75%)	$ 9.77
Class B	$ 9.30
Class C	$ 9.30
Class I	$ 9.31

See Notes to Financial Statements

13

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Dividends from affiliated investment company shares	$ 2,796,980

Expenses
Distribution Plan expenses
Class A	218,041
Class B	31,878
Class C	7,508
Transfer agent fees	150,026
Trustees’ fees and expenses	3,958
Printing and postage expenses	35,092
Custodian and accounting fees	14,001
Registration and filing fees	39,287
Professional fees	41,970
Other	9,716

Total expenses	551,477
Less: Expense reductions	(5,612)
Expense reimbursements	(84,878)

Net expenses	460,987

Net investment income	2,335,993

Net realized and unrealized gains or losses on investments
Net realized gains on:
Sale of affiliated investment company shares	11,355,253
Capital gain distributions from affiliated investment company shares	5,016,099

Net realized gains on investments	16,371,352
Net change in unrealized gains or losses on investments	(20,696,243)

Net realized and unrealized gains or losses on investments	(4,324,891)

Net decrease in net assets resulting from operations	$ (1,988,898)

See Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006 (a)

Operations
Net investment income	$ 2,335,993		$ 127,356
Net realized gains on investments		16,371,352		136,734
Net change in unrealized gains or losses
on investments		(20,696,243)		273,861

Net increase (decrease) in net assets
resulting from operations		(1,988,898)		537,951

Distributions to shareholders from
Net investment income
Class A		(2,763,230)		(100,208)
Class B		(83,492)		(34,730)
Class C		(19,285)		(9,062)
Class I		(5,982)		(508)
Net realized gains
Class A		(11,809,620)		0
Class B		(422,610)		0
Class C		(97,400)		0
Class I		(26,523)		0

Total distributions to shareholders		(15,228,142)		(144,508)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	496,684	5,405,349	558,263	5,744,867
Class B	118,951	1,296,196	251,137	2,574,395
Class C	38,142	389,052	59,880	614,879
Class I	18,007	193,717	6,941	71,828

		7,284,314		9,005,969

Net asset value of shares issued in
reinvestment of distributions
Class A	1,509,626	14,432,702	9,231	97,772
Class B	52,141	500,187	3,131	33,224
Class C	12,095	115,942	851	9,012
Class I	3,397	32,473	45	485

		15,081,304		140,493

Automatic conversion of Class B shares
to Class A shares
Class A	8,184	88,224	0	0
Class B	(8,200)	(88,224)	0	0

		0		0

Payment for shares redeemed
Class A	(4,003,484)	(43,643,753)	(25,958)	(270,965)
Class B	(53,659)	(576,029)	(14,705)	(149,912)
Class C	(14,988)	(161,068)	(98)	(994)
Class I	(1,289)	(13,961)	(3,423)	(36,860)

		(44,394,811)		(458,731)

Net asset value of shares issued
in acquisition — Class A	12,023,337	133,033,599	0	0

Net increase in net assets resulting from
capital share transactions		111,004,406		8,687,731

Total increase in net assets		93,787,366		9,081,174
Net assets
Beginning of period		9,081,174		0

End of period	$ 102,868,540		$ 9,081,174

Undistributed net investment income	$ 4,728		$ 0

(a) For the period from January 3, 2006 (commencement of operations), to December 31, 2006.

See Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
Evergreen Envision Growth and Income Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund operates as a “fund-of-funds” which invests in shares of Evergreen-managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments
Investments in the underlying open-end funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

b. Investment transactions and investment income
Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

16

NOTES TO FINANCIAL STATEMENTS continued

c. Federal taxes
The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

d. Distributions
Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from underlying mutual funds. During the year ended December 31, 2007, the following amounts were reclassified:

Undistributed net investment income	$ 540,724
Accumulated net realized gains on investments	(540,724)

e. Class allocations
Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund. EIMC does not receive a direct fee from the Fund for its services. However, the Fund incurs fees and expenses indirectly as a shareholder of the underlying Evergreen-managed funds, including its indirect share of management or other fees paid to EIMC.

From time to time, EIMC may voluntarily or contractually reimburse expenses in order to limit operating expenses. During the year ended December 31, 2007, EIMC contractually reimbursed other expenses in the amount of $48,538 and voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $36,340.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. EIS receives no compensation from the Fund for its services.

17

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended December 31, 2007, the transfer agent fees were equivalent to an annual rate of 0.20% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS
EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended December 31, 2007, EIS received $6,695 from the sale of Class A shares and $10,892 and $319 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITION
Effective at the close of business on May 25, 2007, the Fund acquired the net assets of Atlas Independence Flagship Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Independence Flagship Fund at an exchange ratio of 1.14 for Class A shares of the Fund. The acquired net assets consisted primarily of portfolio securities with an unrealized appreciation of $16,995,840. The aggregate net assets of the Fund and Atlas Independence Flagship Fund immediately prior to the acquisition were $12,601,708 and $133,033,599, respectively. The aggregate net assets of the Fund immediately after the acquisition were $145,635,307.

6. INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of investments were $90,918,898 and $119,908,788, respectively, for the year ended December 31, 2007.

On December 31, 2007, the aggregate cost of investments for federal income tax purposes was $106,288,694. The gross unrealized appreciation and depreciation on investments based on tax cost was $508,460 and $4,249,408, respectively, with a net unrealized depreciation of $3,740,948.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2005.

18

NOTES TO FINANCIAL STATEMENTS continued

7. INVESTMENTS IN AFFILIATES
A summary of the Fund’s transactions in shares of affiliates during the year ended December 31, 2007 were as follows:

	Value,		Proceeds		Realized	Value,
	Beginning	Cost of	from	Dividend	Gains on	End of
Affiliate	of Period	Purchases	Sales	Income	Distributions	Period

Evergreen Core Bond
Fund, Class I	$1,368,228	$26,923,138*	$12,110,795	$607,996	$ 0	$ 16,201,769

Evergreen Disciplined
Small-Mid Value Fund,
Class I	1,412,378	22,515,345	5,963,793	156,354	347,878	15,013,887

Evergreen Disciplined
Value Fund, Class I	2,226,081	49,043,706*	22,035,788	282,996	3,018,192	24,323,148

Evergreen High Income
Fund, Class I	1,019,491	16,469,628	4,752,258	616,035	0	11,878,617

Evergreen International
Bond Fund, Class I	485,121	7,890,574	2,916,773	240,302	0	5,779,360

Evergreen International
Equity Fund, Class I	855,433	9,797,286	2,835,173	211,781	827,752	7,568,699

Evergreen Intrinsic World
Equity Fund, Class I	0	13,527,930*	9,840,782	21,578	698,660	2,761,695

Evergreen Large Cap
Equity Fund, Class I	0	22,285,864*	22,598,445	0	0	0

Evergreen Small-Mid
Growth Fund, Class I	0	21,367,441*	21,336,631	0	0	0

Evergreen Strategic
Growth Fund, Class I	461,929	7,499,955	3,198,067	37,018	123,617	5,060,237

Evergreen U.S.
Government Fund, Class I	0	6,083,684*	6,052,865	6,672	0	0

Evergreen Ultra Short
Opportunities Fund,
Class I	1,181,559	19,382,753	6,267,418	616,248	0	13,960,334

				$2,796,980	$ 5,016,099	$102,547,746

* Amount includes the cost of the underlying fund received from the merger with Atlas Independence Flagship Fund.

8. INTERFUND LENDING
Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

9. DISTRIBUTIONS TO SHAREHOLDERS
As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed		Temporary
Undistributed	Long-term	Unrealized	Book/Tax
Ordinary Income	Capital Gain	Depreciation	Differences

$ 33,153	$ 3,880,467	$ 3,740,948	$ (429)

19

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$ 3,917,405	$ 144,508
Long-term Capital Gain	11,310,737	0

10. EXPENSE REDUCTIONS
Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES
Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT
The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. During the year ended December 31, 2007, the Fund had no borrowings under this agreement.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS
Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement,

20

NOTES TO FINANCIAL STATEMENTS continued

the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

14. NEW ACCOUNTING PRONOUNCEMENTS
In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Envision Growth and Income Fund, a series of the Evergreen Equity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and for the period from January 3, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Envision Growth and Income Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2008

22

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $11,310,737 for the fiscal year ended December 31, 2007.

For corporate shareholders, 12.85% of ordinary income dividends paid during the fiscal year ended December 31, 2007, qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2007, the Fund designates 20.79% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $1,072,517 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

23

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Envision Growth and Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding,

24

ADDITIONAL INFORMATION (unaudited) continued

among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

25

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that, because the Fund is a “fund-of-funds,” growth in the Fund’s assets would result in additions to assets under management in the funds in which the Fund invests. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally.

26

ADDITIONAL INFORMATION (unaudited) continued

On the basis of these factors, they determined that the nature and scope of the services provided by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that the Fund had recently commenced operations and so had only a limited operating history. The Trustees noted that the Fund does not pay an advisory fee directly to EIMC, but that each of the underlying funds in which the Fund invests pays an advisory fee to EIMC in EIMC’s capacity as investment advisor to the underlying fund. The Trustees noted that the Fund bears a part of those fees indirectly through its investment in the underlying fund.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that there were breakpoints in the advisory fees of the funds in which the Fund invests. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

27

ADDITIONAL INFORMATION (unaudited) continued

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

28

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31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

577364 rv1 2/2008

Envision Growth Fund

Evergreen

ENVISION GROWTH FUND

Annual Report
as of December 31, 2007

Evergreen Investments™
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
13	STATEMENT OF ASSETS AND LIABILITIES
14	STATEMENT OF OPERATIONS
15	STATEMENTS OF CHANGES IN NET ASSETS
16	NOTES TO FINANCIAL STATEMENTS
22	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
23	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Envision Growth Fund for the twelve-month period ended December 31, 2007.

Investors in the domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. During the first half of the fiscal year, stocks staged a vigorous rally, riding the momentum of an expanding economy and growing corporate profits. The second half of the year, however, presented a much different scenario as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. These fears led to increasing volatility in the equity market as investors scrutinized each new economic report for any evidence of a deceleration in the economy’s expansion or a slowing of corporate profit growth. In this unstable environment, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest yet positive results for the twelve-month period, although many indexes posted negative results in the fourth quarter and some value benchmarks were negative for the year. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. As corporate bonds

1

LETTER TO SHAREHOLDERS continued

and many asset-backed securities fell out of favor, the yield spreads between Treasuries and lower-rated securities widened.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. The backdrop changed in the final six months, however. While Gross Domestic Product grew by approximately 2.5% in 2007, growth slowed to an annual rate of 0.6% in the fourth quarter. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined in the third quarter of the year and were expected to fall again in the final quarter. Massive write-downs of assets by major corporations, most notably in the Financials sector, were a principal factor contributing to the slowing of profit growth. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board (the “Fed”) began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of 2007. The Fed acted even more forcefully during the first month of 2008, cutting another 1.25 percentage points off the influential target rate in two separate actions within just eight days of each other. The White House and Congress, meanwhile, prepared a potential fiscal package to re-invigorate the economy through tax cuts and other fiscal actions.

During the twelve-month period, portfolio managers of Evergreen’s fund-of-funds strategies maintained asset allocations consistent with each fund’s objective and discipline. The manager of Asset Allocation Trust, for example, adjusted weightings among equity and fixed income strategies based on an assessment of relative values and opportunities in markets throughout the world. Evergreen Envision Growth and Income Fund pursued a moderate strategy, balancing investments in domestic equity and fixed income markets. In contrast, Evergreen Envision Growth Fund focused principally on domestic equities, with some fixed income exposure, while Evergreen Envision Income

2

LETTER TO SHAREHOLDERS continued

Fund emphasized opportunities in the domestic fixed income markets, with some allocations to equities.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE

as of December 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Matthew S. Wedding

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2007.

The style box is representative of the investments in the underlying funds.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/3/2006

	Class A	Class B	Class C	Class I
Class inception date	1/3/2006	1/3/2006	1/3/2006	1/3/2006

Nasdaq symbol	EEGAX	EEGBX	EEGCX	EEGIX

Average annual return*

1-year with sales charge	1.96%	1.27%	5.24%	N/A

1-year w/o sales charge	7.09%	6.23%	6.24%	7.43%

Since portfolio inception	7.43%	7.52%	9.37%	10.30%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is reimbursing the fund for a portion of other expenses and a portion of the 12b-1 fee for Class A. Had the fees and expenses not been reimbursed, returns would have been lower.

Comparison of a $10,000 investment in the Evergreen Envision Growth Fund Class A shares versus a similar investment in the Envision Growth Blended Index (EGBI), the S&P 500 Index (S&P 500) and the Consumer Price Index (CPI).

The EGBI and the S&P 500 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 7.09% for the twelvemonth period ended December 31, 2007, excluding any applicable sales charges. During the same period, the EGBI returned 5.48% and the S&P 500 returned 5.49%.

The fund’s objective is to seek long-term capital growth.

During the second six months of the fiscal year, a considerable increase in volatility in the world’s capital markets was experienced, primarily as a result of problems in the U.S. housing and subprime mortgage markets. Among equities, foreign markets tended to outperform the domestic stock market, while the growth style significantly outperformed the value style in the United States. Large cap domestic stocks tended to outperform small and mid cap stocks. Among the ten sectors in the S&P 500, eight sectors outperformed the index, with only the Financials and Consumer Discretionary sectors trailing. This provided an opportunity for investors in U.S. stocks to add value through stock selection and sector weightings. Foreign fixed income markets also outperformed domestic fixed income investments. With the notable exception of U.S. Treasury securities, most domestic fixed income securities were hit by a dramatic loss of liquidity. In the face of very little investor demand, corporate bonds and asset-backed securities underperformed, irrespective of either their quality or the underlying fundamentals of their issuers. This made it a particularly challenging environment for fixed income investors with domestic holdings in anything other than U.S. Treasuries.

We establish our core asset allocation for the fund with a long-term perspective and we do not make tactical changes based on short-term views of the markets. We believe that if we maintain a consistent allocation, the fund should have the opportunity to produce healthy returns over the longer term. We maintained an approximate core allocation of 60% of net assets in U.S. equities, equally divided into four different investment strategies: large cap growth; large cap value; small and mid cap growth; and small and mid cap value. Approximately 20% of net assets were invested in a foreign equity strategy; while the remaining 20% of assets were invested in two domestic fixed income strategies-one focused on longer-term, high-quality and investment grade securities and the other on shorter-term, high-quality and investment grade debt.

The greatest positive influences on fund performance came from our investments in U.S. small and mid cap growth stocks, domestic large cap growth stocks and foreign stocks. In all three cases, the asset classes performed relatively well and the Evergreen mutual funds in those asset classes outperformed. The investment in small and mid cap growth stocks made the greatest contribution to performance. Our positioning in domestic value stocks, both large cap and small and mid cap, tended to hold back results, while the small and mid cap value strategy underperformed its benchmark resulting in the most notable drag on overall performance. Our investments in the U.S. fixed income market also held back results, as both the longer-term and shorter-term strategies underperformed their benchmarks. In both cases, the exposures to corporate bonds and asset-backed securities led to underperformance by the underlying mutual funds.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Mid cap securities may be subject to special risks associated with narrower product lines and limited financial resources compared to their large cap counterparts, and, as a result, mid cap securities may decline significantly in market downturns.

The stocks of smaller companies may be more volatile than those of larger companies due to the higher risk of failure.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the underlying funds and the buying and selling of bonds by the underlying funds. Bond funds have the same inflation, interest rate and credit risks as the individual bonds held by the underlying funds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Prior to June 1, 2007, the Envision Growth Blended Index was composed of the following indexes: MSCI EAFE Free (20%), Russell 1000 Growth (15%), Russell 1000 Value (15%), Russell 2500 Growth (15%), Russell 2500 Value (15%), LBABI (10.5%) and LBGC0-2.5YI (9.5%) . Effective June 1, 2007, the Envision Growth Blended Index is composed of the following indexes: MSCI EAFE Free (14%), Russell 2500 Growth (15%), Russell 2500 Value (15%), Russell 1000 Growth (10%), Russell 1000 Value (10%), LBABI (10.5%), S&P 500 (10%), LBGC0-2.5YI (9.5%) and MSCI World (6%).

Because the fund invests primarily in other mutual funds, the fund will incur fees and expenses indirectly as a shareholder of the underlying funds.

For more information regarding the expenses of the underlying funds, see the fund’s prospectus.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 996.10	$ 3.32
Class B	$ 1,000.00	$ 991.66	$ 7.13
Class C	$ 1,000.00	$ 992.58	$ 7.13
Class I	$ 1,000.00	$ 997.61	$ 2.32
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,021.88	$ 3.36
Class B	$ 1,000.00	$ 1,018.05	$ 7.22
Class C	$ 1,000.00	$ 1,018.05	$ 7.22
Class I	$ 1,000.00	$ 1,022.89	$ 2.35

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.66% for Class A, 1.42% for Class B, 1.42% for Class C and 0.46% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

ABOUT YOUR FUND’S EXPENSES continued

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period**

Actual
Class A	$ 1,000.00	$ 996.10	$ 7.19
Class B	$ 1,000.00	$ 991.66	$ 10.99
Class C	$ 1,000.00	$ 992.58	$ 11.00
Class I	$ 1,000.00	$ 997.61	$ 6.19
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.00	$ 7.27
Class B	$ 1,000.00	$ 1,014.07	$ 11.12
Class C	$ 1,000.00	$ 1,014.07	$ 11.12
Class I	$ 1,000.00	$ 1,019.00	$ 6.26

** The expense ratios include the Fund’s direct operating expenses as of 12/31/07 and the indirect expenses of the underlying funds in which the Fund invests. The indirect expenses were estimated to be 0.77% . For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.43% for Class A, 2.19% for Class B, 2.19% for Class C and 1.23% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended
	December 31,

CLASS A	2007	2006[1]

Net asset value, beginning of period	$ 11.13	$10.00

Income from investment operations
Net investment income (loss)	0.16	0.13
Net realized and unrealized gains or losses on investments	0.62	1.18

Total from investment operations	0.78	1.31

Distributions to shareholders from
Net investment income	(0.29)	(0.18)
Net realized gains	(0.55)	0

Total distributions to shareholders	(0.84)	(0.18)

Net asset value, end of period	$ 11.07	$11.13

Total return[2]	7.09%	13.08%

Ratios and supplemental data
Net assets, end of period (thousands)	$11,804	$4,351
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.65%	0.61%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.40%	3.04%[3]
Net investment income (loss)	1.65%	2.75%[3]
Portfolio turnover rate	37%	8%

1 For the period from January 3, 2006 (commencemen t of class operations), to December 31, 2006.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended
	December 31,

CLASS B	2007	2006[1]

Net asset value, beginning of period	$11.12	$10.00

Income from investment operations
Net investment income (loss)	0.08	0.09
Net realized and unrealized gains or losses on investments	0.60	1.16

Total from investment operations	0.68	1.25

Distributions to shareholders from
Net investment income	(0.22)	(0.13)
Net realized gains	(0.55)	0

Total distributions to shareholders	(0.77)	(0.13)

Net asset value, end of period	$11.03	$11.12

Total return[2]	6.23%	12.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,868	$3,953
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.39%	1.36%[3]
Expenses excluding waivers/reimbursements and expense reductions	2.09%	3.74%[3]
Net investment income (loss)	0.72%	1.78%[3]
Portfolio turnover rate	37%	8%

1 For the period from January 3, 2006 (commencemen t of class operations), to December 31, 2006.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended
	December 31,

CLASS C	2007	2006[1]

Net asset value, beginning of period	$11.12	$10.00

Income from investment operations
Net investment income (loss)	0.02	0.10
Net realized and unrealized gains or losses on investments	0.66	1.15

Total from investment operations	0.68	1.25

Distributions to shareholders from
Net investment income	(0.22)	(0.13)
Net realized gains	(0.55)	0

Total distributions to shareholders	(0.77)	(0.13)

Net asset value, end of period	$11.03	$11.12

Total return[2]	6.24%	12.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$1,432	$ 958
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.39%	1.36%[3]
Expenses excluding waivers/reimbursements and expense reductions	2.09%	3.74%[3]
Net investment income (loss)	0.18%	1.81%[3]
Portfolio turnover rate	37%	8%

1 For the period from January 3, 2006 (commencemen t of class operations), to December 31, 2006.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended
	December 31,

CLASS I	2007	2006[1]

Net asset value, beginning of period	$11.12	$10.00

Income from investment operations
Net investment income (loss)	0.20[2]	0.15
Net realized and unrealized gains or losses on investments	0.61	1.16

Total from investment operations	0.81	1.31

Distributions to shareholders from
Net investment income	(0.31)	(0.19)
Net realized gains	(0.55)	0

Total distributions to shareholders	(0.86)	(0.19)

Net asset value, end of period	$11.07	$11.12

Total return	7.43%	13.16%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 259	$ 23
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.44%	0.36%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.14%	2.74%[3]
Net investment income (loss)	1.74%	3.44%[3]
Portfolio turnover rate	37%	8%

1 For the period from January 3, 2006 (commencemen t of class operations), to December 31, 2006.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value

MUTUAL FUND SHARES 99.7%
INTERNATIONAL EQUITY 20.2%
Evergreen International Equity Fund, Class I ø	275,342	$2,979,205
Evergreen Intrinsic World Equity Fund, Class I ø	51,235	1,120,516

		4,099,721

U.S. EQUITY 59.2%
Evergreen Disciplined Small-Mid Value Fund, Class I ø	285,939	2,896,564
Evergreen Disciplined Value Fund, Class I ø	118,050	1,860,474
Evergreen Enhanced S&P 500® Fund, Class I ø	121,501	2,004,769
Evergreen Small-Mid Growth Fund, Class I ø	227,691	3,089,773
Evergreen Strategic Growth Fund, Class I ø	65,541	2,208,088

		12,059,668

U.S. FIXED INCOME 20.3%
Evergreen Core Bond Fund, Class I ø	209,323	2,181,150
Evergreen Ultra Short Opportunities Fund, Class I ø	204,771	1,953,515

		4,134,665

Total Investments (cost $20,752,705) 99.7%		20,294,054
Other Assets and Liabilities 0.3%		67,965

Net Assets 100.0%		$20,362,019

ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the underlying fund.

The following table shows portfolio composition as a percent of total investments as of December 31, 2007:

Mutual Fund Shares - Equity	79.6%
Mutual Fund Shares - Fixed Income	20.4%

100.0%

The following table shows the percent of total investments by sector as of December 31, 2007:

U.S. Equity	59.4%
U.S. Fixed Income	20.4%
International Equity	20.2%

100.0%

See Notes to Financial Statements

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in affiliates, at value (cost $20,752,705)	$20,294,054
Cash	3,176
Receivable for Fund shares sold	39,922
Dividends receivable	26,824
Receivable from investment advisor	575
Prepaid expenses and other assets	30,398

Total assets	20,394,949

Liabilities
Payable for securities purchased	3,107
Payable for Fund shares redeemed	14,218
Distribution Plan expenses payable	115
Due to other related parties	421
Accrued expenses and other liabilities	15,069

Total liabilities	32,930

Net assets	$20,362,019

Net assets represented by
Paid-in capital	$19,864,606
Undistributed net investment income	416
Accumulated net realized gains on investments	955,648
Net unrealized losses on investments	(458,651)

Total net assets	$20,362,019

Net assets consists of
Class A	$11,803,813
Class B	6,867,635
Class C	1,432,000
Class I	258,571

Total net assets	$20,362,019

Shares outstanding (unlimited number of shares authorized)
Class A	1,066,318
Class B	622,353
Class C	129,819
Class I	23,362

Net asset value per share
Class A	$11.07
Class A—Offering price (based on sales charge of 4.75%)	$11.62
Class B	$11.03
Class C	$11.03
Class I	$11.07

See Notes to Financial Statements

13

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Dividends from affiliated investment company shares	$355,402

Expenses
Distribution Plan expenses
Class A	28,111
Class B	59,081
Class C	12,380
Transfer agent fees	46,249
Trustees’ fees and expenses	1,861
Printing and postage expenses	30,661
Custodian and accounting fees	8,819
Registration and filing fees	54,808
Professional fees	34,569
Other	5,334

Total expenses	281,873
Less: Expense reductions	(5,936)
Expense reimbursements	(121,254)

Net expenses	154,683

Net investment income	200,719

Net realized and unrealized gains or losses on investments
Net realized gains on:
Sale of affiliated investment company shares	437,657
Capital gain distributions from affiliated investment company shares	1,449,081

Net realized gains on investments	1,886,738
Net change in unrealized gains or losses on investments	(1,363,491)

Net realized and unrealized gains or losses on investments	523,247

Net increase in net assets resulting from operations	$723,966

See Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

		Year Ended December 31,

	2007		2006 (a)

Operations
Net investment income		$200,719		$85,829
Net realized gains on investments		1,886,738		188,795
Net change in unrealized gains or losses
on investments		(1,363,491)		332,658

Net increase in net assets resulting from
operations		723,966		607,282

Distributions to shareholders from
Net investment income
Class A		(291,292)		(63,059)
Class B		(134,119)		(46,488)
Class C		(28,152)		(10,901)
Class I		(6,140)		(354)
Net realized gains
Class A		(458,050)		0
Class B		(295,457)		0
Class C		(63,467)		0
Class I		(8,538)		0

Total distributions to shareholders		(1,285,215)		(120,802)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	306,936	3,539,878	408,416	4,309,428
Class B	310,872	3,563,862	375,215	3,946,383
Class C	52,369	604,341	88,250	929,829
Class I	21,665	257,617	2,016	20,981

		7,965,698		9,206,621

Net asset value of shares issued in
reinvestment of distributions
Class A	65,292	734,686	5,593	62,057
Class B	38,422	429,259	4,159	46,442
Class C	8,184	91,364	975	10,869
Class I	1,300	14,653	30	335

		1,269,962		119,703

Automatic conversion of Class B shares
to Class A shares
Class A	1,021	12,126	0	0
Class B	(1,025)	(12,126)	0	0

		0		0

Payment for shares redeemed
Class A	(243,879)	(2,848,573)	(23,021)	(243,760)
Class B	(81,416)	(934,199)	(23,874)	(251,123)
Class C	(16,881)	(194,325)	(3,078)	(33,748)
Class I	(1,648)	(18,949)	(1)	(9)

		(3,996,046)		(528,640)

Net asset value of shares issued
in acquisition — Class A	545,960	6,399,490	0	0

Net increase in net assets resulting from
capital share transactions		11,639,104		8,797,684

Total increase in net assets		11,077,855		9,284,164
Net assets
Beginning of period		9,284,164		0

End of period		$20,362,019		$9,284,164

Undistributed net investment income		$416		$0

(a) For the period from January 3, 2006 (commencement of operations), to December 31, 2006.

See Notes to Financial Statements

15

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Envision Growth Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund operates as a “fund-of-funds” which invests in shares of Evergreen-managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within one year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Investments in the underlying open-end funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

b. Investment transactions and investment income

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

16

NOTES TO FINANCIAL STATEMENTS continued

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from underlying mutual funds. During the year ended December 31, 2007, the following amounts were reclassified:

Undistributed net investment income	$259,400
Accumulated net realized gains on investments	(259,400)

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund. EIMC does not receive a direct fee from the Fund for its services. However, the Fund incurs fees and expenses indirectly as a shareholder of the underlying Evergreen-managed funds, including its indirect share of management or other fees paid to EIMC.

From time to time, EIMC may voluntarily or contractually reimburse expenses in order to limit operating expenses. During the year ended December 31, 2007, EIMC contractually reimbursed other expenses in the amount of $116,569 and voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $4,685.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. EIS receives no compensation from the Fund for its services.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended December 31, 2007, the transfer agent fees were equivalent to an annual rate of 0.28% of the Fund’s average daily net assets.

17

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended December 31, 2007, EIS received $7,259 from the sale of Class A shares and $23,617 and $1,111 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on May 25, 2007, the Fund acquired the net assets of Atlas Independence Star Spangled Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Independence Star Spangled Fund at an exchange ratio of 0.95 for Class A shares of the Fund. The acquired net assets consisted primarily of portfolio securities with an unrealized appreciation of $572,182. The aggregate net assets of the Fund and Atlas Independence Star Spangled Fund immediately prior to the acquisition were $13,532,702 and $6,399,490, respectively. The aggregate net assets of the Fund immediately after the acquisition were $19,932,192.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments were $12,071,206 and $6,057,790, respectively, for the year ended December 31, 2007.

On December 31, 2007, the aggregate cost of investments for federal income tax purposes was $20,814,435. The gross unrealized appreciation and depreciation on investments based on tax cost was $448,685 and $969,066, respectively, with a net unrealized depreciation of $520,381.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2005.

18

NOTES TO FINANCIAL STATEMENTS continued

7. INVESTMENTS IN AFFILIATES

A summary of the Fund’s transactions in shares of affiliates during the year ended Decmeber 31, 2007 were as follows:

	Value,		Proceeds		Realized	Value,
	beginning	Cost of	from	Dividend	Gains	end of
Affiliate	of period	Purchases	Sales	Income	Distributions	period

Evergreen Core Bond
Fund, Class I	$ 929,160	$1,609,211	$364,271	$ 84,806	$ 0	$ 2,181,150
Evergreen Disciplined
Small-Mid Value
Fund, Class I	1,426,766	2,340,483	416,738	28,613	60,238	2,896,564
Evergreen Disciplined
Value Fund, Class I	1,399,775	3,363,303*	2,693,618	26,913	237,430	1,860,474
Evergreen Enhanced
S&P 500® Fund, Class I	0	2,513,612*	191,318	19,551	217,976	2,004,769
Evergreen International
Equity Fund, Class I	1,729,490	1,571,973	293,338	78,790	302,564	2,979,205
Evergreen Intrinsic World
Equity Fund, Class I	0	2,195,918*	795,890	9,160	253,222	1,120,516
Evergreen Small-Mid
Growth Fund, Class I	1,373,697	2,121,769*	556,087	0	329,976	3,089,773
Evergreen Strategic
Growth Fund, Class I	1,399,738	1,011,195	452,655	14,507	47,675	2,208,088
Evergreen Ultra Short
Opportunities
Fund, Class I	833,920	1,457,669	293,875	93,062	0	1,953,515

				$ 355,402	$ 1,449,081	$20,294,054

* Amount includes the cost of the underlying fund received from the merger with Atlas Independence Star Spangled Fund.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

9. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed		Temporary
Undistributed	Long-term	Unrealized	Book/Tax
Ordinary Income	Capital Gain	Depreciation	Differences

$ 856	$1,017,049	$ 520,381	$(111)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary

19

NOTES TO FINANCIAL STATEMENTS continued

book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$ 549,109	$ 120,802
Long-term Capital Gain	736,106	0

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08% . During the year ended December 31, 2007, the Fund had no borrowings under this agreement.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC

20

NOTES TO FINANCIAL STATEMENTS continued

will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Envision Growth Fund, a series of the Evergreen Equity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and for the period from January 3, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Envision Growth Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2008

22

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $736,106 for the fiscal year ended December 31, 2007.

For corporate shareholders, 17.57% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2007, the Fund designates 33.99% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

Pursuant to Section 871 of the Internal Revenue Code, $88,700 has been designated as Qualified Short-Term Gains for purposes of exempting withholding of tax on distributions to U.S. nonresident shareholders.

23

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Envision Growth Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding,

24

ADDITIONAL INFORMATION (unaudited) continued

among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

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ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that, because the Fund is a “fund-of-funds,” growth in the Fund’s assets would result in additions to assets under management in the funds in which the Fund invests. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided

26

ADDITIONAL INFORMATION (unaudited) continued

by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that the Fund had recently commenced operations and so had only a limited operating history. The Trustees noted that the Fund does not pay an advisory fee directly to EIMC, but that each of the underlying funds in which the Fund invests pays an advisory fee to EIMC in EIMC’s capacity as investment advisor to the underlying fund. The Trustees noted that the Fund bears a part of those fees indirectly through its investment in the underlying fund.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that there were breakpoints in the advisory fees of the funds in which the Fund invests. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

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ADDITIONAL INFORMATION (unaudited) continued

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

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31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS
Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1	Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30,
2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of
December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen
Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.
2	Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the
Fund’s investment advisor.
3	The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

577362 rv1 2/2008

Evergreen Envision Income Fund

Evergreen

ENVISION INCOME FUND

Annual Report
as of December 31, 2007

Evergreen Investments℠
MUTUAL FUNDS

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER COMMENTARY
6	ABOUT YOUR FUND’S EXPENSES
8	FINANCIAL HIGHLIGHTS
12	SCHEDULE OF INVESTMENTS
13	STATEMENT OF ASSETS AND LIABILITIES
14	STATEMENT OF OPERATIONS
15	STATEMENTS OF CHANGES IN NET ASSETS
17	NOTES TO FINANCIAL STATEMENTS
23	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
24	ADDITIONAL INFORMATION
32	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC.
Copyright 2008, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wachovia Corporation and is an affiliate of Wachovia Corporation’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc.
200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

February 2008

Dennis H. Ferro
President and Chief
Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Envision Income Fund for the twelve-month period ended December 31, 2007.

Investors in the domestic equity and fixed income markets faced challenging, and increasingly stormy, conditions during 2007. During the first half of the fiscal year, stocks staged a vigorous rally, riding the momentum of an expanding economy and growing corporate profits. The second half of the year, however, presented a much different scenario as fears grew about the overall economic effects of weakness in the housing industry and a widening credit crisis that began with the meltdown of the subprime mortgage market. These fears led to increasing volatility in the equity market as investors scrutinized each new economic report for any evidence of a deceleration in the economy’s expansion or a slowing of corporate profit growth. In this unstable environment, large capitalization stocks tended to be preferred over smaller cap stocks, while growth stocks maintained a performance edge over value stocks. By the end of the year, most major market indexes reported modest yet positive results for the twelve-month period, although many indexes posted negative results in the fourth quarter and some value benchmarks were negative for the year. Equity markets outside the U.S. continued to outperform domestic markets even as foreign markets also became volatile, despite evidence of persistently solid growth in the global economy. In the domestic fixed income market, the problems in the subprime mortgage market led to a general flight to quality in the final months of 2007. Treasury prices rose and their yields declined as investors sought out the highest-quality investments and tried to avoid credit risk. As corporate bonds

1

LETTER TO SHAREHOLDERS continued

and many asset-backed securities fell out of favor, the yield spreads between Treasuries and lower-rated securities widened.

The U.S. economy appeared to maintain its growth path early in 2007, with robust export activity and healthy business investment spending offsetting declines in residential home values. The backdrop changed in the final six months, however. While Gross Domestic Product grew by approximately 2.5% in 2007, growth slowed to an annual rate of 0.6% in the fourth quarter. The combination of mortgage-related weakness, higher energy prices and tighter lending standards limited both consumer spending and business investment. Operating earnings of companies in the S&P 500 declined in the third quarter of the year and were expected to fall again in the final quarter. Massive write-downs of assets by major corporations, most notably in the Financials sector, were a principal factor contributing to the slowing of profit growth. Faced with growing evidence of the economy’s slowing, the Federal Reserve Board (the “Fed”) began adding liquidity to the nation’s financial system, cutting the target fed funds rate from 5.25% to 4.25% in the final months of 2007. The Fed acted even more forcefully during the first month of 2008, cutting another 1.25 percentage points off the influential target rate in two separate actions within just eight days of each other. The White House and Congress, meanwhile, prepared a potential fiscal package to re-invigorate the economy through tax cuts and other fiscal actions.

During the twelve-month period, portfolio managers of Evergreen’s fund-of-funds strategies maintained asset allocations consistent with each fund’s objective and discipline. The manager of Asset Allocation Trust, for example, adjusted weightings among equity and fixed income strategies based on an assessment of relative values and opportunities in markets throughout the world. Evergreen Envision Growth and Income Fund pursued a moderate strategy, balancing investments in domestic equity and fixed income markets. In contrast, Evergreen Envision Growth Fund focused principally on domestic equities, with some fixed income exposure, while Evergreen Envision Income

2

LETTER TO SHAREHOLDERS continued

Fund emphasized opportunities in the domestic fixed income markets, with some allocations to equities.

We believe the experiences in the investment markets during the past twelve months have underscored the value of a well diversified, long-term investment strategy to help soften the effects of volatility in any one market or asset class. As always, we encourage investors to maintain diversified investment portfolios in pursuit of their long-term investment goals.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Sincerely,

Dennis H. Ferro
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our Web site at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, regarding the firm’s recent settlement with the Securities and Exchange Commission (SEC) and prior settlement with the Financial Industry Regulatory Authority (FINRA).

3

FUND AT A GLANCE

as of December 31, 2007

MANAGEMENT TEAM

Investment Advisor:

• Evergreen Investment Management Company, LLC

Portfolio Manager:

• Matthew S. Wedding

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 12/31/2007.

The style box is representative of the investments in the underlying funds.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a Fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/3/2006

	Class A	Class B	Class C	Class I
Class inception date	1/3/2006	1/3/2006	1/3/2006	1/3/2006

Nasdaq symbol	EIIAX	EIIBX	EIICX	EIISX

Average annual return*

1-year with sales charge	-1.14%	-1.92%	1.94%	N/A

1-year w/o sales charge	3.76%	3.02%	2.93%	4.04%

Since portfolio inception	3.03%	2.98%	4.87%	5.81%

Maximum sales charge	4.75%	5.00%	1.00%	N/A
	Front-end	CDSC	CDSC

* Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.30% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The advisor is reimbursing the fund for a portion of other expenses and a portion of the 12b-1 fee for Class A. Had the fees and expenses not been reimbursed, returns would have been lower.

LONG-TERM GROWTH

Comparison of a $10,000 investment in the Evergreen Envision Income Fund Class A shares versus a similar investment in the Envision Income Blended Index (EIBI), the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The EIBI and the LBABI are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

4

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned 3.76% for the twelve-month period ended December 31, 2007, excluding any applicable sales charges. During the same period, the EIBI returned 5.48% and the LBABI returned 6.97%.

The fund’s objective is to seek current income with a secondary focus on capital appreciation.

The year saw a considerable increase in volatility in the world’s capital markets particularly during the second six months, primarily as a result of problems in the U.S. housing and subprime mortgage markets. In the world’s bond markets, foreign fixed income investments outperformed domestic fixed income securities. With the notable exception of U.S. Treasury securities, most domestic fixed income securities were hit by a dramatic loss of liquidity. In the face of very little investor demand, corporate bonds and asset-backed securities underperformed, irrespective of either their quality or the underlying fundamentals of their issuers. This made it a particularly challenging environment for fixed income investors with domestic holdings in anything other than U.S. Treasuries. Foreign equities also outperformed domestic stock investments, while the growth style significantly outperformed the value style in the United States. Large cap domestic stocks tended to outperform small and mid cap stocks. Among the ten sectors in the S&P 500, eight sectors outperformed the index, with only the Financials and Consumer Discretionary sectors trailing. This provided an opportunity for investors in U.S. stocks to add value through stock selection and sector weightings.

We establish our core asset allocation for the fund with a long-term perspective and we do not make tactical changes based on short-term views of the markets. We believe that if we maintain a consistent allocation, the fund should have the opportunity to produce healthy returns over the longer term. We maintained an approximate core allocation of slightly more than 80% of net assets in fixed income securities. Approximately sixty percent of net assets were invested in high-quality and investment-grade domestic bonds, with 33% of assets in longer-term securities and 27% in a short-term strategy. Domestic, high-yield corporate bonds accounted for about 13.5% of net assets, while foreign bonds represented about 7% of net assets. The remaining 19.5% of net assets were invested in equities, with approximately 14.5% of net assets invested in a large cap value fund and about 5% invested in a foreign stock strategy.

The greatest positive influence on relative fund performance came from our investments in foreign stocks, both because the asset class performed well and because the Evergreen fund in which we invested outperformed its benchmark. The exposure to foreign bonds also helped on an absolute basis, even though our strategy trailed its benchmark’s return. Our investment in large cap value stocks, meanwhile, had a minimal impact on absolute results. The greatest negative influence on results came from our allocation to domestic high-yield bonds, which was the worst-performing group in which we had an allocation. Our investments in the U.S. fixed income market also held back results, as both the longer-term and shorter-term strategies underperformed their benchmarks. In both cases, the exposures to corporate bonds and asset-backed securities led to underperformance by the underlying mutual funds.

Class I shares are only offered in the following manner: (1) to investment advisory clients of Evergreen Investment Management Company, LLC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations. The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the underlying funds and the buying and selling of bonds by the underlying funds. Bond funds have the same inflation, interest rate and credit risks as the individual bonds held by the underlying funds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The Envision Income Blended Index is composed of the following indexes: LBABI (33%), LBGC0-2.5YI (27%), Russell 1000 Value (14.5%), MLHYMI† (13.5%), JPMGXUS (7%) and MSCI EAFE Free (5%).

Because the fund invests primarily in other mutual funds, the fund will incur fees and expenses indirectly as a shareholder of the underlying funds. For more information regarding the expenses of the underlying funds, see the fund’s prospectus.

† Copyright 2008. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of December 31, 2007, and subject to change.

5

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 to December 31, 2007.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period*

Actual
Class A	$ 1,000.00	$ 1,014.47	$ 3.10
Class B	$ 1,000.00	$ 1,010.87	$ 6.94
Class C	$ 1,000.00	$ 1,009.97	$ 6.94
Class I	$ 1,000.00	$ 1,016.14	$ 1.88
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,022.13	$ 3.11
Class B	$ 1,000.00	$ 1,018.30	$ 6.97
Class C	$ 1,000.00	$ 1,018.30	$ 6.97
Class I	$ 1,000.00	$ 1,023.34	$ 1.89

* For each class of the Fund, expenses are equal to the annualized expense ratio of each class (0.61% for Class A, 1.37% for Class B, 1.37% for Class C and 0.37% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

6

ABOUT YOUR FUND’S EXPENSES continued

	Beginning	Ending
	Account	Account	Expenses
	Value	Value	Paid During
	7/1/2007	12/31/2007	Period**

Actual
Class A	$ 1,000.00	$ 1,014.47	$ 6.45
Class B	$ 1,000.00	$ 1,010.87	$ 10.29
Class C	$ 1,000.00	$ 1,009.97	$ 10.28
Class I	$ 1,000.00	$ 1,016.14	$ 5.23
Hypothetical
(5% return
before expenses)
Class A	$ 1,000.00	$ 1,018.80	$ 6.46
Class B	$ 1,000.00	$ 1,014.97	$ 10.31
Class C	$ 1,000.00	$ 1,014.97	$ 10.31
Class I	$ 1,000.00	$ 1,020.01	$ 5.24

** The expense ratios include the Fund’s direct operating expenses as of 12/31/2007 and the indirect expenses of the underlying funds in which the Fund invests. The indirect expenses were estimated to be 0.66%. For each class of the Fund, expenses are equal to the annualized expense ratio of each class (1.27% for Class A, 2.03% for Class B, 2.03% for Class C and 1.03% for Class I), multiplied by the average account value over the period, multiplied by 184 / 365 days.

7

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS A	2007	2006[1]

Net asset value, beginning of period	$ 10.49	$10.00

Income from investment operations
Net investment income (loss)	0.46	0.21
Net realized and unrealized gains or losses on investments	(0.07)	0.52

Total from investment operations	0.39	0.73

Distributions to shareholders from
Net investment income	(0.45)	(0.23)
Net realized gains	(0.07)	(0.01)

Total distributions to shareholders	(0.52)	(0.24)

Net asset value, end of period	$ 10.36	$10.49

Total return[2]	3.76%	7.39%

Ratios and supplemental data
Net assets, end of period (thousands)	$13,327	$1,112
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.61%	0.62%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.32%	10.89%[3]
Net investment income (loss)	4.45%	4.48%[3]
Portfolio turnover rate	142%	44%

1 For the period from January 3, 2006 (commencement of class operations), to December 31, 2006.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

8

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS B	2007	2006[1]

Net asset value, beginning of period	$10.47	$10.00

Income from investment operations
Net investment income (loss)	0.36	0.23
Net realized and unrealized gains or losses on investments	(0.05)	0.45

Total from investment operations	0.31	0.68

Distributions to shareholders from
Net investment income	(0.37)	(0.20)
Net realized gains	(0.07)	(0.01)

Total distributions to shareholders	(0.44)	(0.21)

Net asset value, end of period	$10.34	$10.47

Total return[2]	3.02%	6.80%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 999	$ 870
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.36%	1.36%[3]
Expenses excluding waivers/reimbursements and expense reductions	2.02%	11.58%[3]
Net investment income (loss)	3.54%	3.66%[3]
Portfolio turnover rate	142%	44%

1 For the period from January 3, 2006 (commencement of class operations), to December 31, 2006.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS C	2007	2006[1]

Net asset value, beginning of period	$10.47	$10.00

Income from investment operations
Net investment income (loss)	0.38	0.24
Net realized and unrealized gains or losses on investments	(0.07)	0.44

Total from investment operations	0.31	0.68

Distributions to shareholders from
Net investment income	(0.37)	(0.20)
Net realized gains	(0.07)	(0.01)

Total distributions to shareholders	(0.44)	(0.21)

Net asset value, end of period	$10.34	$10.47

Total return[2]	2.93%	6.81%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 204	$ 315
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.36%	1.36%[3]
Expenses excluding waivers/reimbursements and expense reductions	2.02%	11.58%[3]
Net investment income (loss)	3.49%	3.61%[3]
Portfolio turnover rate	142%	44%

1 For the period from January 3, 2006 (commencement of class operations), to December 31, 2006.

2 Excluding applicable sales charges

3 Annualized

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,

CLASS I	2007	2006[1]

Net asset value, beginning of period	$10.48	$10.00

Income from investment operations
Net investment income (loss)	0.52[2]	0.20
Net realized and unrealized gains or losses on investments	(0.10)	0.55

Total from investment operations	0.42	0.75

Distributions to shareholders from
Net investment income	(0.48)	(0.26)
Net realized gains	(0.07)	(0.01)

Total distributions to shareholders	(0.55)	(0.27)

Net asset value, end of period	$10.35	$10.48

Total return	4.04%	7.57%

Ratios and supplemental data
Net assets, end of period (thousands)	$ 89	$ 13
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.37%	0.39%[3]
Expenses excluding waivers/reimbursements and expense reductions	1.03%	10.61%[3]
Net investment income (loss)	4.96%	5.42%[3]
Portfolio turnover rate	142%	44%

1 For the period from January 3, 2006 (commencement of class operations), to December 31, 2006.

2 Net investment income (loss) per share is based on average shares outstanding during the period.

3 Annualized

See Notes to Financial Statements

11

SCHEDULE OF INVESTMENTS

December 31, 2007

	Shares	Value

MUTUAL FUND SHARES 99.5%
INTERNATIONAL EQUITY 4.9%
Evergreen International Equity Fund, Class I ø	66,803	$722,807

INTERNATIONAL FIXED INCOME 7.1%
Evergreen International Bond Fund, Class I ø	92,239	1,038,612

U.S. EQUITY 14.1%
Evergreen Disciplined Value Fund, Class I ø	131,123	2,066,503

U.S. FIXED INCOME 73.4%
Evergreen Core Bond Fund, Class I ø	464,993	4,845,229
Evergreen High Income Fund, Class I ø	610,955	1,955,055
Evergreen Ultra Short Opportunities Fund, Class I ø	411,342	3,924,206

		10,724,490

Total Investments (cost $15,035,302) 99.5%		14,552,412
Other Assets and Liabilities 0.5%		66,157

Net Assets 100.0%		$14,618,569

ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the underlying fund.

The following table shows portfolio composition as a percentage of total investments as of December 31, 2007:

Mutual Fund Shares-Fixed Income	80.8%
Mutual Fund Shares-Equity	19.2%

100.0%

The following table shows the percent of total investments by sector as of December 31, 2007:

U.S. Fixed Income	73.7%
U.S. Equity	14.2%
International Fixed Income	7.1%
International Equity	5.0%

100.0%

See Notes to Financial Statements

12

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2007

Assets
Investments in affiliates, at value (cost $15,035,302)	$14,552,412
Cash	156,737
Receivable for Fund shares sold	8,192
Dividends receivable	52,544
Receivable from investment advisor	569
Prepaid expenses and other assets	47,449

Total assets	14,817,903

Liabilities
Payable for securities purchased	153,601
Payable for Fund shares redeemed	30,507
Accrued expenses and other liabilities	15,226

Total liabilities	199,334

Net assets	$14,618,569

Net assets represented by
Paid-in capital	$14,997,557
Undistributed net investment income	20,502
Accumulated net realized gains on investments	83,400
Net unrealized losses on investments	(482,890)

Total net assets	$14,618,569

Net assets consists of
Class A	$13,326,645
Class B	999,056
Class C	203,777
Class I	89,091

Total net assets	$14,618,569

Shares outstanding (unlimited number of shares authorized)
Class A	1,286,536
Class B	96,648
Class C	19,703
Class I	8,611

Net asset value per share
Class A	$10.36
Class A — Offering price (based on sales charge of 4.75%)	$10.88
Class B	$10.34
Class C	$10.34
Class I	$10.35

See Notes to Financial Statements

13

STATEMENT OF OPERATIONS

Year Ended December 31, 2007

Investment income
Dividends from affiliated investment company shares	$599,622

Expenses
Distribution Plan expenses
Class A	31,850
Class B	9,932
Class C	2,352
Transfer agent fees	18,690
Trustees’ fees and expenses	2,718
Printing and postage expenses	20,024
Custodian and accounting fees	4,172
Registration and filing fees	46,425
Professional fees	26,106
Other	3,586

Total expenses	165,855
Less: Expense reductions	(405)
Expense reimbursements	(83,823)

Net expenses	81,627

Net investment income	517,995

Net realized and unrealized gains or losses on investments
Net realized gains on:
Sale of affiliated investment company shares	(214,413)
Capital gain distributions from affiliated investment company shares	326,960

Net realized gains on investments	112,547
Net change in unrealized gains or losses on investments	(528,360)

Net realized and unrealized gains or losses on investments	(415,813)

Net increase in net assets resulting from operations	$102,182

See Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2007		2006 (a)

Operations
Net investment income		$517,995		$36,057
Net realized gains on investments		112,547		20,212
Net change in unrealized gains or losses
on investments		(528,360)		39,833

Net increase in net assets resulting from
operations		102,182		96,102

Distributions to shareholders from
Net investment income
Class A		(478,393)		(13,092)
Class B		(35,989)		(15,688)
Class C		(8,122)		(6,656)
Class I		(3,136)		(195)
Net realized gains
Class A		(11,692)		(962)
Class B		(5,876)		(756)
Class C		(2,061)		(273)
Class I		(7)		(11)

Total distributions to shareholders		(545,276)		(37,633)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class A	272,445	2,868,324	111,828	1,162,049
Class B	31,572	331,769	89,639	906,420
Class C	11,344	118,833	50,288	506,119
Class I	16,830	177,355	1,718	17,995

		3,496,281		2,592,583

Net asset value of shares issued in
reinvestment of distributions
Class A	41,274	431,430	1,328	13,871
Class B	3,618	37,824	1,409	14,531
Class C	824	8,632	601	6,176
Class I	296	3,088	17	179

		480,974		34,757

Automatic conversion of Class B shares to
Class A shares
Class A	92	960	0	0
Class B	(92)	(960)	0	0

		0		0

Payment for shares redeemed
Class A	(1,118,076)	(11,743,872)	(7,110)	(73,402)
Class B	(21,580)	(226,626)	(7,918)	(80,925)
Class C	(22,516)	(236,901)	(20,838)	(215,915)
Class I	(9,735)	(102,025)	(515)	(5,283)

		(12,309,424)		(375,525)

Net asset value of shares issued in
acquisition
Class A	1,984,755	21,083,548	0	0

(a) For the period from January 3, 2006 (commencement of operations), to December 31, 2006.

See Notes to Financial Statements

15

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended December 31,

	2007	2006 (a)

Capital share transactions
continued
Net increase in net assets resulting from
capital share transactions	$12,751,379	$2,251,815

Total increase in net assets	12,308,285	2,310,284
Net assets
Beginning of period	2,310,284	0

End of period	$14,618,569	$2,310,284

Undistributed net investment income	$20,502	$419

(a) For the period from January 3, 2006 (commencement of operations), to December 31, 2006.

See Notes to Financial Statements

16

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Envision Income Fund (the “Fund”) is a diversified series of Evergreen Equity Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund operates as a “fund-of-funds” which invests in shares of Evergreen-managed open-end mutual funds (“underlying funds”). Each underlying fund’s accounting policies are outlined in the underlying fund’s financial statements, which are available upon request.

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Prior to April 1, 2007, the 1.00% contingent deferred sales charge was applicable for redemptions made within the year. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Investments in the underlying open-end funds are valued at the net asset value per share as reported by the underlying funds as of the close of the regular trading on the New York Stock Exchange on each day the exchange is open for trading.

b. Investment transactions and investment income

Investment transactions are recorded on trade date. Income dividends and capital gain distributions from underlying funds are recorded on the ex-dividend date. Realized gains and losses resulting from investment transactions are determined on the identified cost basis.

c. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

17

NOTES TO FINANCIAL STATEMENTS continued

d. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain distributions received from underlying mutual funds. During the year ended December 31, 2007, the following amounts were reclassified:

Undistributed net investment income	$27,728
Accumulated net realized gains on investments	(27,728)

e. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund. EIMC does not receive a direct fee from the Fund for its services. However, the Fund incurs fees and expenses indirectly as a shareholder of the underlying Evergreen-managed funds, including its indirect share of management or other fees paid to EIMC.

From time to time, EIMC may voluntarily or contractually reimburse expenses in order to limit operating expenses. During the year ended December 31, 2007, EIMC contractually reimbursed other expenses in the amount of $78,515 and voluntarily reimbursed Distribution Plan expenses (see Note 4) relating to Class A shares in the amount of $5,308.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. EIS receives no compensation from the Fund for its services.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended December 31, 2007, the transfer agent fees were equivalent to an annual rate of 0.16% of the Fund’s average daily net assets.

18

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS also serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, distribution fees are paid at an annual rate of 0.30% of the average daily net assets for Class A shares and 1.00% of the average daily net assets for each of Class B and Class C shares.

For the year ended December 31, 2007, EIS received $1,487 from the sale of Class A shares and $3,646, and $25 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on May 25, 2007, the Fund acquired the net assets of Atlas Independence Eagle Bond Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas Independence Eagle Bond Fund at an exchange ratio of 0.93 for Class A shares of the Fund. The acquired net assets consisted primarily of portfolio securities with an unrealized appreciation of $5,637. The aggregate net assets of the Fund and Atlas Independence Eagle Bond Fund immediately prior to the acquisition were $3,376,763 and $21,083,548 respectively. The aggregate net assets of the Fund immediately after the acquisition were $24,460,311.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investments were $17,361,274 and $25,728,547 respectively, for the year ended December 31, 2007.

On December 31, 2007, the aggregate cost of investments for federal income tax purposes was $15,077,162. The gross unrealized appreciation and depreciation on investments based on tax cost was $115,029 and $639,779, respectively, with a net unrealized depreciation of $524,750.

The Fund’s income and excise tax returns and all financial records supporting those returns are subject to examination by the federal, Massachusetts and Delaware revenue authorities for all taxable years beginning after December 31, 2005.

19

NOTES TO FINANCIAL STATEMENTS continued

7. INVESTMENTS IN AFFILIATES

A summary of the Fund’s transactions in shares of affiliates during the year ended December 31, 2007 were as follows:

	Value,		Proceeds		Realized	Value,
	Beginning	Cost of	from	Dividend	Gains on	End of
Affiliate	of Period	Purchases	Sales	Income	Distributions	Period

Evergreen Core Bond
Fund, Class I	$ 774,015	$12,093,492*	$8,000,427	$ 200,014	$0	$ 4,845,229

Evergreen Disciplined
Value Fund, Class I	358,783	3,770,752	1,612,356	24,886	249,730	2,066,503

Evergreen High Income
Fund, Class I	318,055	3,290,172	1,501,164	111,986	0	1,955,055

Evergreen International
Bond Fund, Class I	163,906	1,684,906	878,406	43,779	0	1,038,612

Evergreen International
Equity Fund, Class I	116,927	1,209,341	556,023	19,529	77,230	722,807

Evergreen Ultra Short
Opportunities Fund,
Class I	626,593	6,507,922	3,112,271	191,099	0	3,924,206

Evergreen U.S
Government Fund, Class I	0	10,108,867*	10,067,900	8,329	0	0

				$ 599,622	$ 326,960	$ 14,552,412

* Amount includes the cost of the underlying fund received from the merger with Atlas Independence Eagle Bond Fund.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended December 31, 2007, the Fund did not participate in the interfund lending program.

9. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

	Undistributed		Temporary
Undistributed	Long-term	Unrealized	Book/Tax
Ordinary Income	Capital Gain	Depreciation	Differences

$20,570	$125,260	$524,750	$(68)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. Additionally, short-term capital gains are considered ordinary income for income tax purposes. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

20

NOTES TO FINANCIAL STATEMENTS continued

The tax character of distributions paid was as follows:

	Year Ended December 31,

	2007	2006

Ordinary Income	$528,724	$37,633
Long-term Capital Gain	16,552	0

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.08%. During the year ended December 31, 2007, the Fund had no borrowings under this agreement.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

Pursuant to an administrative order issued by the SEC on September 19, 2007, EIMC, EIS, ESC (collectively, the “Evergreen Entities”), Wachovia Securities, LLC and the SEC have entered into an agreement settling allegations of (i) improper short-term trading arrangements in effect prior to May 2003 involving former officers and employees of EIMC and certain broker-dealers, (ii) insufficient systems for monitoring exchanges and enforcing exchange limitations as stated in certain funds’ prospectuses, and (iii) inadequate e-mail retention practices. Under the settlement, the Evergreen Entities were censured and paid approximately $32 million in disgorgement and penalties. This amount, along with a fine assessed by the SEC against Wachovia Securities, LLC will be distributed pursuant to a plan to be developed by an independent distribution consultant and approved by the SEC. The Evergreen Entities neither admitted nor denied the allegations and findings set forth in its settlement with the SEC.

21

NOTES TO FINANCIAL STATEMENTS continued

In addition, the Evergreen funds and EIMC and certain of its affiliates are involved in various legal actions, including private litigation and class action lawsuits. EIMC does not expect that any of such legal actions currently pending or threatened will have a material adverse impact on the financial position or operations of any of the Evergreen funds or on EIMC’s ability to provide services to the Evergreen funds.

Although EIMC believes that none of the matters discussed above will have a material adverse impact on the Evergreen funds, there can be no assurance that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses, or that they will not have other adverse consequences on the Evergreen funds.

14. NEW ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109 (“FIN 48”). FIN 48 supplements FASB 109 by prescribing a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by existing standards. The change to current generally accepted accounting principles from the application of FAS 157 relates to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management of the Fund does not believe the adoption of FAS 157 will materially impact the financial statement amounts, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years.

22

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Envision Income Fund, a series of the Evergreen Equity Trust, as of December 31, 2007 and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year ended December 31, 2007 and for the period from January 3, 2006 (commencement of operations) through December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007 by correspondence with the transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Envision Income Fund as of December 31, 2007, the results of its operations, changes in its net assets and financial highlights for each of the periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 26, 2008

23

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

Pursuant to Section 852 of the Internal Revenue Code, the Fund has designated long-term capital gain distributions of $16,552 for the fiscal year ended December 31, 2007.

For corporate shareholders, 4.59% of ordinary income dividends paid during the fiscal year ended December 31, 2007 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended December 31, 2007, the Fund designates 10.30% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2007 year-end tax information will be reported on your 2007 Form 1099-DIV, which shall be provided to you in early 2008.

24

ADDITIONAL INFORMATION (unaudited) continued

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S INVESTMENT ADVISORY AGREEMENT

Each year, the Fund’s Board of Trustees is required to consider whether to continue in place the Fund’s investment advisory agreement. In September 2007, the Trustees, including a majority of the Trustees who are not interested persons (as that term is defined in the 1940 Act) of the Fund or of EIMC, approved the continuation of the Fund’s investment advisory agreement. (References below to the “Fund” are to Evergreen Envision Income Fund; references to the “funds” are to the Evergreen funds generally.)

At the same time, the Trustees considered the continuation of the investment advisory agreements for all of the funds, and the description below refers in many cases to the Trustees’ process and conclusions in connection with their consideration of this matter for all of the funds. (See “Certain Fund-Specific Considerations” below for a discussion regarding certain factors considered by the Trustees relating specifically to the Fund.) In all of its deliberations, the Board of Trustees and the disinterested Trustees were advised by independent counsel to the disinterested Trustees and counsel to the funds.

The review process. The 1940 Act requires that the Board of Trustees request and evaluate, and that EIMC and any sub-advisors furnish, such information as may reasonably be necessary to evaluate the terms of a fund’s advisory agreement. The review process began at the time of the last advisory contract-renewal process in September 2006. In the course of that process, the Trustees identified a number of funds that had experienced either short-term or longer-term performance issues. During the following months, the Trustees reviewed information relating to any changes in the performance of those funds and/or any changes in the investment process or the investment teams responsible for the management of the funds. In addition, during the course of the year, the Trustees reviewed information regarding the investment performance of all of the funds and identified additional funds that they believed warranted further attention based on performance since September 2006.

In spring 2007, a committee of the Board of Trustees (the “Committee”), working with EIMC management, determined generally the types of information the Board would review and set a timeline detailing the information required and the dates for its delivery to the Trustees. The independent data provider Keil Fiduciary Strategies LLC (“Keil”) was engaged to provide fund-specific and industry-wide data to the Board containing information of a nature and in a format generally prescribed by the Committee, and the Committee worked with Keil and EIMC to develop appropriate groups of peer funds for each fund. The Committee also identified a number of expense, performance, and other issues and requested specific information as to those issues.

The Trustees reviewed, with the assistance of an independent industry consultant retained by the disinterested Trustees, the information provided by EIMC in response to the Committee’s requests and the information provided by Keil. The Trustees formed small committees to review individual funds in greater detail. In addition, the Trustees requested information regarding,

25

ADDITIONAL INFORMATION (unaudited) continued

among other things, brokerage practices of the funds, the use of derivatives by the funds, strategic planning for the funds, analyst and research support available to the portfolio management teams, and information regarding the various fall-out benefits received directly and indirectly by EIMC and its affiliates from the funds. The Trustees requested and received additional information following that review.

The Committee met several times by telephone to consider the information provided by EIMC. The Committee met with representatives of EIMC in early September. At a meeting of the full Board of Trustees later in September, the Committee reported the results of its discussions with EIMC, and the full Board met with representatives of EIMC, engaged in further review of the materials provided to them, and approved the continuation of each of the advisory and sub-advisory agreements.

The disinterested Trustees discussed the continuation of the funds’ advisory agreements with representatives of EIMC and in multiple private sessions with legal counsel at which no personnel of EIMC were present. In considering the continuation of the agreement, the Trustees did not identify any particular information or consideration that was all-important or controlling, and each Trustee attributed different weights to various factors. The Trustees evaluated information provided to them both in terms of the Evergreen mutual funds generally and with respect to each fund, including the Fund, specifically as they considered appropriate; although the Trustees considered the continuation of the agreement as part of the larger process of considering the continuation of the advisory contracts for all of the funds, their determination to continue the advisory agreement for each of the funds was ultimately made on a fund-by-fund basis.

This summary describes a number of the most important, but not necessarily all, of the factors considered by the Board and the disinterested Trustees.

Information reviewed. The Board of Trustees and committees of the Board of Trustees meet periodically during the course of the year. At those meetings, the Board receives a wide variety of information regarding the services performed by EIMC, the investment performance of the funds, and other aspects of the business and operations of the funds. At those meetings, and in the process of considering the continuation of the agreements, the Trustees considered information regarding, for example, the funds’ investment results; the portfolio management teams for the funds and the experience of the members of those teams, and any recent changes in the membership of the teams; portfolio trading practices; compliance by the funds and EIMC with applicable laws and regulations and with the funds’ and EIMC’s compliance policies and procedures; risk evaluation and oversight procedures at EIMC; services provided by affiliates of EIMC to the funds and shareholders of the funds; and other information relating to the nature, extent, and quality of services provided by EIMC. The Trustees considered a number of changes in portfolio management personnel at EIMC and its advisory affiliates in the year since September 2006, and recent changes in compliance personnel at EIMC, including the appointment of a new Chief Compliance Officer for the funds.

26

ADDITIONAL INFORMATION (unaudited) continued

The Trustees considered the rates at which the funds pay investment advisory fees, and the efforts generally by EIMC and its affiliates as sponsors of the funds. The data provided by Keil showed the management fees paid by each fund in comparison to the management fees of other peer mutual funds, in addition to data regarding the investment performance of the funds in comparison to other peer mutual funds. The Trustees were assisted by the independent industry consultant in reviewing the information presented to them.

The Trustees considered the transfer agency fees paid by the funds to an affiliate of EIMC. They reviewed information presented to them showing that the transfer agency fees charged to the funds were generally consistent with industry norms.

The Trustees also considered that EIS, an affiliate of EIMC, serves as administrator to the funds and receives a fee for its services as administrator. In their comparison of the advisory fee paid by the funds with those paid by other mutual funds, the Trustees took into account administrative fees paid by the funds and those other mutual funds. The Board considered that EIS serves as distributor to the funds generally and receives fees from the funds for those services. They considered other so-called “fall-out” benefits to EIMC and its affiliates due to their other relationships with the funds, including, for example, soft-dollar services received by EIMC attributable to transactions entered into by EIMC for the benefit of the funds and brokerage commissions received by Wachovia Securities, LLC, an affiliate of EIMC, from transactions effected by it for the funds. The Trustees noted that, because the Fund is a “fund-of-funds,” growth in the Fund’s assets would result in additions to assets under management in the funds in which the Fund invests. The Trustees also noted that the funds pay sub-transfer agency fees to various financial institutions who hold fund shares in omnibus accounts, and that Wachovia Securities, LLC and its affiliates receive such payments from the funds in respect of client accounts they hold in omnibus arrangements, and that an affiliate of EIMC receives fees for administering the sub-transfer agency payment program. They also considered that Wachovia Securities, LLC and its affiliates receive distribution-related fees and shareholder servicing payments (including amounts derived from payments under the funds’ Rule 12b-1 plans) in respect of shares sold or held through it. The Trustees also noted that an affiliate of EIMC receives compensation for serving as a securities lending agent for the funds.

Nature and quality of the services provided. The Trustees considered that EIMC and its affili-ates generally provide a comprehensive investment management service to the funds. They noted that EIMC makes its personnel available to serve as officers of the funds, and concluded that the reporting and management functions provided by EIMC with respect to the funds were generally satisfactory. The Trustees considered the investment philosophy of the Fund’s portfolio management team, and considered the in-house research capabilities of EIMC and its affiliates, as well as other resources available to EIMC, including research services available to it from third parties. The Board considered the managerial and financial resources available to EIMC and its affiliates, and the commitment that the Wachovia organization has made to the funds generally. On the basis of these factors, they determined that the nature and scope of the services provided

27

ADDITIONAL INFORMATION (unaudited) continued

by EIMC were consistent with its duties under the investment advisory agreements and appropriate and consistent with the investment programs and best interests of the funds.

The Trustees noted the resources EIMC and its affiliates have committed to the regulatory, compliance, accounting, tax and oversight of tax reporting, and shareholder servicing functions, and the number and quality of staff committed to those functions, which they concluded were appropriate and generally in line with EIMC’s responsibilities to the Fund and to the funds generally. The Board and the disinterested Trustees concluded, within the context of their overall conclusions regarding the funds’ advisory agreements, that they were generally satisfied with the nature, extent, and quality of the services provided by EIMC, including services provided by EIS under its administrative services agreements with the funds.

Investment performance. The Trustees considered the investment performance of each fund, both by comparison to other comparable mutual funds and to broad market indices. The Trustees emphasized that the continuation of the investment advisory agreement for a fund should not be taken as any indication that the Trustees did not believe investment performance for any specific fund might not be improved, and they noted that they would continue to monitor closely the investment performance of the funds going forward.

Advisory and administrative fees. The Trustees recognized that EIMC does not seek to provide the lowest cost investment advisory service, but to provide a high quality, full-service investment management product at a reasonable price. They also noted that EIMC has in many cases sought to set its investment advisory fees at levels consistent with industry norms. The Trustees noted that, in certain cases, a fund’s management fees were higher than many or most other mutual funds in the same Keil peer group. However, in each case, the Trustees determined on the basis of the information presented that the level of management fees was not excessive.

Certain Fund-specific considerations. The Trustees noted that the Fund had recently commenced operations and so had only a limited operating history. The Trustees noted that the Fund does not pay an advisory fee directly to EIMC, but that each of the underlying funds in which the Fund invests pays an advisory fee to EIMC in EIMC’s capacity as investment advisor to the underlying fund. The Trustees noted that the Fund bears a part of those fees indirectly through its investment in the underlying fund.

Economies of scale. The Trustees noted that economies of scale would likely be achieved by EIMC in managing the funds as the funds grow. The Trustees noted that there were breakpoints in the advisory fees of the funds in which the Fund invests. The Trustees noted that they would continue to review the appropriate levels of breakpoints in the future, but concluded that the breakpoints as implemented appeared to be a reasonable step toward the realization of economies of scale by the Fund.

Profitability. The Trustees considered information provided to them regarding the profitability to the EIMC organization of the investment advisory, administration, and transfer agency (with respect to the open-end funds only) fees paid to EIMC and its affiliates by each of the funds. They

28

ADDITIONAL INFORMATION (unaudited) continued

considered that the information provided to them was necessarily estimated, and that the profitability information provided to them, especially on a fund-by-fund basis, did not necessarily provide a definitive tool for evaluating the appropriateness of each fund’s advisory fee. They noted that the levels of profitability of the funds to EIMC varied widely, depending on among other things the size and type of fund. They considered the profitability of the funds in light of such factors as, for example, the information they had received regarding the relation of the fees paid by the funds to those paid by other mutual funds, the investment performance of the funds, and the amount of revenues involved. In light of these factors, the Trustees concluded that the profitability of any of the funds, individually or in the aggregate, should not prevent the Trustees from approving the continuation of the agreements.

29

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31

TRUSTEES AND OFFICERS

TRUSTEES1

Charles A. Austin III	Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover
Trustee	Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The
DOB: 10/23/1934	Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and
Term of office since: 1991	Treasurer, State Street Research & Management Company (investment advice)
Other directorships: None

K. Dun Gifford	Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee,
Trustee	Treasurer and Chairman of the Finance Committee, Cambridge College
DOB: 10/23/1938
Term of office since: 1974
Other directorships: None

Dr. Leroy Keith, Jr.	Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix
Trustee	Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington
DOB: 2/14/1939	Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former
Term of office since: 1983	Director, Lincoln Educational Services
Other directorships: Trustee,
Phoenix Fund Complex (consisting
of 60 portfolios as of 12/31/2006)

Carol A. Kosel[1]	Former Consultant to the Evergreen Boards of Trustees; Former Senior Vice President,
Trustee	Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur
DOB: 12/25/1963	Securities Fund
Term of office since: 2008
Other directorships: None

Gerald M. McDonnell	Former Manager of Commercial Operations, CMC Steel (steel producer)
Trustee
DOB: 7/14/1939
Term of office since: 1988
Other directorships: None

Patricia B. Norris	President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President
Trustee	and Director of Phillips Pond Homes Association (home community); Former Partner,
DOB: 4/9/1948	PricewaterhouseCoopers, LLP (independent registered public accounting firm)
Term of office since: 2006
Other directorships: None

William Walt Pettit	Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp.
Trustee	(packaging company); Member, Superior Land, LLC (real estate holding company), Member,
DOB: 8/26/1955	K&P Development, LLC (real estate development); Former Director, National Kidney Foundation
Term of office since: 1988	of North Carolina, Inc. (non-profit organization)
Other directorships: None

David M. Richardson	President, Richardson, Runden LLC (executive recruitment business development/consulting
Trustee	company); Consultant, Kennedy Information, Inc. (executive recruitment information and
DOB: 9/19/1941	research company); Consultant, AESC (The Association of Executive Search Consultants);
Term of office since: 1982	Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP
Other directorships: None	(communications)

Dr. Russell A. Salton III	President/CEO, AccessOne MedCard, Inc.; Former Medical Director, Healthcare Resource
Trustee	Associates, Inc.
DOB: 6/2/1947
Term of office since: 1984
Other directorships: None

32

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded
Trustee	Media Corporation (multi-media branding company)
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
Trustee	Director, Trust Company of CT; Former Director, Old State House Association; Former Trustee,
DOB: 8/11/1939	Saint Joseph College (CT)
Term of office since: 1993
Other directorships: None

Richard K. Wagoner, CFA[2]	Member and Former President, North Carolina Securities Traders Association; Member, Financial
Trustee	Analysts Society
DOB: 12/12/1937
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro[3]	Principal occupations: President and Chief Executive Officer, Evergreen Investment Company,
President	Inc. and Executive Vice President, Wachovia Bank, N.A.; former Chief Investment Officer,
DOB: 6/20/1945	Evergreen Investment Company, Inc.
Term of office since: 2003

Jeremy DePalma[4]	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC;
Treasurer	Former Vice President, Evergreen Investment Services, Inc.; Former Assistant Vice President,
DOB: 2/5/1974	Evergreen Investment Services, Inc.
Term of office since: 2005

Michael H. Koonce[4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment
DOB: 4/20/1960	Management Company, LLC and Evergreen Service Company, LLC; Senior Vice President and
Term of office since: 2000	Assistant General Counsel, Wachovia Corporation

Robert Guerin[4]	Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of
Chief Compliance Officer	Evergreen Investments Co, Inc; Former Managing Director and Senior Compliance Officer,
DOB: 9/20/1965	Babson Capital Management LLC; Former Principal and Director, Compliance and Risk
Term of office since: 2007	Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice
Compliance, Deutsche Asset Management.

1 Each Trustee, except Mses. Kosel and Norris, serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. As new Trustees, Ms. Kosel’s and Ms. Norris’ initial terms end December 31, 2010 and June 30, 2009, respectively, at which times they may be re-elected by Trustees to serve until a successor is duly elected or qualified or until her death, resignation, retirement or removal from office by the Trustees. Each Trustee, except Ms. Kosel, oversaw 93 Evergreen funds as of December 31, 2007. Ms. Kosel became a Trustee on January 1, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2 Mr. Wagoner is an “interested person” of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the Fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

33

577366 rv1 2/2008

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the four series of the Registrant’s annual financial statements for the fiscal years ended December 31, 2007 and December 31, 2006, and fees billed for other services rendered by KPMG LLP.

	2007	2006
Audit fees	$133,500	$21,700
Audit-related fees (1)	$18,600	$0
Tax fees (2)	$17,400	$5,300
Non-audit fees (3)	$1,169,005	$795,575
All other fees	$0	$0

Total fees	$1,338,505	$822,575

(1) Audit-related fees consists principally of fees for merger related activities.

(2) Tax fees consists of fees for tax consultation, tax compliance and tax review.

(3) Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund
Evergreen Utilities and High Income Fund
Evergreen International Balanced Income Fund
Evergreen Global Dividend Opportunity Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specified pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

All Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of the SEC’s prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor’s annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor’s services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

Not applicable.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There has been no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonable likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Equity Trust

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: February 29, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro
Principal Executive Officer

Date: February 29, 2008

By:
________________________
Jeremy DePalma
Principal Financial Officer

Date: February 29, 2008